                           SMITH BARNEY EQUITY FUNDS
                       Smith Barney Large Cap Blend Fund

                             7 World Trade Center
                           New York, New York 10048

                                                               October 18, 2000

Dear Shareholders:

  You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of the Smith Barney Large Cap Blend Fund (the "Fund"), a series of Smith Barney Equity Funds ("Equity Funds"), would be transferred in a tax-free reorganization to the Smith Barney Growth and Income Fund (the "Acquiring Fund"), a series of Smith Barney Investment Series ("Investment Series") (formerly Concert Investment Series), in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund, with the exception of Class B shares of the Fund, which will be exchanged for Class P shares of the Acquiring Fund, which are identical in all material respects. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of shares of beneficial interest of the Acquiring Fund (with the exception of Class B shares, as noted above), which has similar investment objectives and policies to your Fund, except as described in the Prospectus/Proxy Statement.

  AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

  Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call (800) 451-2010. If you prefer, you can vote by telephone or through the internet by using the information located on your proxy card. The Fund may also solicit proxies from shareholders by letter and/or telephone. Voting by telephone or via the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

  Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

Respectfully,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman of the Board, President and Chief Executive Officer
Smith Barney Equity Funds

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                           SMITH BARNEY EQUITY FUNDS
                       Smith Barney Large Cap Blend Fund

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Equity Funds ("Equity Funds"), on behalf of its series, the Smith Barney Large Cap Blend Fund (the "Fund"), will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048, on November 22, 2000, at 9:00 a.m., Eastern time, for the following purposes:

     PROPOSAL 1:  To approve an Agreement and Plan of Reorganization for the Fund;

     PROPOSAL 2:  To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

  Holders of record of shares of the Fund at the close of business on October 13, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

  If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call (800) 451-2010.

                                      By Order of the Board of Trustees

                                              Christina T. Sydor
                                                  Secretary

October 18, 2000

                               ----------------

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

GENERAL.....................................................................   1
PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION .................   4
SYNOPSIS....................................................................   4
INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND AND THE FUND.......   7
INVESTMENT MANAGEMENT FEES AND EXPENSES.....................................   9
ANNUAL FUND OPERATING EXPENSES..............................................  10
DISTRIBUTION OF SHARES AND OTHER SERVICES...................................  13
PURCHASE, REDEMPTION AND EXCHANGE INFORMATION...............................  14
DIVIDENDS AND OTHER DISTRIBUTIONS...........................................  15
TAX CONSEQUENCES............................................................  15
PRINCIPAL INVESTMENTS AND RISK FACTORS......................................  15
THE PROPOSED TRANSACTION....................................................  19
REASONS FOR THE PROPOSED TRANSACTION........................................  20
DESCRIPTION OF THE SECURITIES TO BE ISSUED..................................  22
FEDERAL INCOME TAX CONSEQUENCES.............................................  24
LIQUIDATION AND TERMINATION OF SERIES.......................................  24
PORTFOLIO SECURITIES........................................................  24
PORTFOLIO TURNOVER..........................................................  24
CAPITALIZATION AND PERFORMANCE..............................................  25
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................  26
ADDITIONAL INFORMATION......................................................  27

                             ADDITIONAL MATERIALS

  The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated October 18, 2000 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

  1. The Statement of Additional Information for the Acquiring Fund, dated February 28, 2000, as amended September 11, 2000.

  2. The Statement of Additional Information for the Fund, dated May 30, 2000, as amended from time to time.

  3. Annual Report of the Acquiring Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Acquiring Fund for the six months ended April 30, 2000.

  4. Annual Report of the Fund for the year ended January 31, 2000 and the Semi-Annual Report of the Fund for the six months ended July 31, 2000.

Merger Q&A
Smith Barney Large Cap Blend Fund into Smith Barney Growth and Income Fund

  The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

  We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the combined enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

  You will become a shareholder of the Smith Barney Growth and Income Fund on or about December 1, 2000 ("Closing Date") and will no longer be a shareholder of the Smith Barney Large Cap Blend Fund, which will be terminated pursuant to the proposed reorganization. You will receive shares of the Smith Barney Growth and Income Fund with a total net asset value equal to the total net asset value of your investment in the Smith Barney Large Cap Blend Fund at the time of the closing on the reorganization

  If the reorganization is approved and you do not wish to become a shareholder of the Smith Barney Growth and Income Fund, you may exchange your shares for shares of the same class of certain Smith Barney funds or redeem your shares prior to the Closing Date. Please note that any redemption will be subject to all applicable sales charges and redemption fees and will result in a taxable event for federal income tax purposes.

What is the key reason for this fund reorganization?

  The proposed reorganization will create one single larger sized fund, which is expected to reduce annual expenses for Class L, O and Y shareholders of the Smith Barney Large Cap Blend Fund, while maintaining the levels of annual expenses for Class A and B shareholders. Smith Barney Growth and Income Fund also has substantially similar overall risk characteristics as compared to Smith Barney Large Cap Blend Fund. The Funds' manager, SSB Citi Fund Management LLC ("SSB Citi") believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. The proposed reorganization is part of a broader initiative by SSB Citi to restructure more efficiently its mutual fund product offerings.

  As a shareholder of the Smith Barney Growth and Income Fund, you will be able to exchange into the same class of certain Smith Barney mutual funds offered by the Fund's distributor, provided that the Smith Barney Fund offers the relevant class of shares.

Do the Funds have similar investment objectives?

  Yes. The principal investment objective of the Smith Barney Large Cap Blend Fund is long-term capital growth, while the investment objective of the Smith Barney Growth and Income Fund is reasonable growth and income. Michael Kagan, the portfolio manager of the Funds, has over 17 years of securities business experience, and has been the manager of the Smith Barney Large Cap Blend Fund since August 14, 2000. Prior to this date R. Jay Gerken managed the Smith Barney Large Cap Blend Fund.

  In both Funds, the portfolio manager seeks to achieve the Funds' investment objectives by investing primarily in equity securities. However, the investment practices and limitations of each Fund (and related risks) are not identical. For additional information regarding the differences between the two funds, please refer to the enclosed Prospectus/Proxy Statement.

How does portfolio manager Michael Kagan identify growth opportunities?

  Mr. Kagan emphasizes individual security selection while spreading the Fund's investments among industries and sectors. Mr. Kagan uses a blend of growth and value oriented investment styles as the basis for his selection process. This approach is commonly described as seeking "growth at a reasonable price." Mr. Kagan uses quantitative analysis to find stocks with strong growth potential and to determine whether these stocks are relatively undervalued or overvalued. Mr. Kagan looks for:

  . Favorable growth characteristics, such as high historic growth rates and high current or forecasted growth

  . Favorable value characteristics, such as low price/earnings ratios and other statistics indicating that a security is undervalued

  Mr. Kagan also uses fundamental qualitative research to further evaluate a security's growth potential. Mr. Kagan looks for:

  . Management with established track records, or favorable change in current management

  .  Improvement in a company's competitive position

  .  Positive changes in corporate strategy

What are the tax consequences of this proposed reorganization?

  Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

Will I enjoy the same privileges as a shareholder of the Smith Barney Growth and Income Fund that I currently have as a shareholder of the Smith Barney Large Cap Blend Fund?

  Yes. You will continue to enjoy many of the same shareholder privileges such as systematic investment, automatic cash withdrawal and dividend reinvestment as well as access to professional service representatives.

How does the Board of Trustees recommend I vote?

  The Trustees recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interest of the Smith Barney Large Cap Blend Fund and its shareholders.

Why is my vote important?

  Shareholders have a responsibility to vote on important matters affecting their fund investments. No matter how many shares you own, your vote--and its timeliness--are also important. Please complete, sign and return the enclosed proxy card today!

  Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                          PROSPECTUS/PROXY STATEMENT

                             7 World Trade Center
                           New York, New York 10048
                                (800) 451-2010

                               October 18, 2000

                        RELATING TO THE ACQUISITION BY
          SMITH BARNEY GROWTH AND INCOME FUND (THE "ACQUIRING FUND"),
       A SERIES OF SMITH BARNEY INVESTMENT SERIES ("INVESTMENT SERIES")

       OF THE ASSETS OF SMITH BARNEY LARGE CAP BLEND FUND (THE "FUND"),
            A SERIES OF SMITH BARNEY EQUITY FUNDS ("EQUITY FUNDS").

                                    GENERAL

  This Prospectus/Proxy Statement is furnished to shareholders of the Fund in connection with a proposed reorganization in which all of the assets of the Fund would be acquired by the Acquiring Fund in exchange solely for voting shares of the corresponding class of shares of beneficial interest of the Acquiring Fund, with the exception of Class B shares of the Fund, which will be exchanged for Class P shares of the Acquiring Fund, which are identical in all respects, and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund (collectively, the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund, and the Fund would be terminated as a series of Equity Funds. As a result of the Reorganization, each shareholder of the Fund would receive that number of full and fractional shares of the corresponding class of the Acquiring Fund (with the exception of Class B shares, as noted above) having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated February 28, 2000, as amended on September 11, 2000, and as

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

supplemented from time to time, the Acquiring Fund's Annual Report to shareholders for the fiscal year ended October 31, 1999, and the Acquiring Fund's Semi-Annual Report to shareholders for the six months ended April 30, 2000, each of which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Fund, see the prospectus for the Fund, dated May 30, 2000, as supplemented from time to time, the Fund's Annual Report to shareholders for the year ended January 31, 2000 and the Fund's Semi-Annual Report to shareholders for the six months ended July 31, 2000, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Fund and the Acquiring Fund dated October 18, 2000 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Fund has been provided by, and is included herein in reliance upon, Equity Funds on behalf of the Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, Investment Series on behalf of the Acquiring Fund.

  The Acquiring Fund is a diversified series of Investment Series, an open-end management investment company organized as a Massachusetts business trust. The Fund is a diversified series of Equity Funds, an open-end management investment company also organized as a Massachusetts business trust. The investment objective of the Acquiring Fund is reasonable growth and income, and the investment objective of the Fund is long-term capital growth. The Acquiring Fund seeks to achieve its objective by investing primarily in equity securities, including convertible securities, that provide dividend or interest income. The Fund seeks to achieve its objective by investing in common stocks and other equity securities of U.S. companies with market capitalizations in excess of $5 billion at the time of investment. Each Fund employs a style of stock selection that emphasizes individual stock selection while spreading investments among industries and sectors. Both Funds benefit from advisory services rendered by SSB CitiFund Management and have the same portfolio manager, Michael Kagan.

                               ----------------

  In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose Prospectus/Proxy Statement this is. The Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds." In addition, in this Prospectus/Proxy Statement, for simplicity, actions are described as being taken by the Acquiring Fund and the Fund, although all actions are actually taken by Investment Series, on behalf of the Acquiring Fund, and by Equity Funds, on behalf of the Fund, respectively.

  This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about October 23, 2000 or as soon as practicable thereafter. Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Equity Funds at the address shown at the beginning of this Prospectus/Proxy Statement) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Prospectus/Proxy Statement.

  In cases where certain shareholders have purchased their shares through service agents, these service agents are the shareholders of record of the Fund. At the special meeting, a service agent may, as permitted by applicable laws and regulations, vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that service agent is the holder of record.

  The presence at any shareholders' meeting, in person or by proxy, of the holders of shares of the Fund holding a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. For any such adjournment as to a matter, the affirmative vote of the holders of less than a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting will be sufficient. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

  The Proposal requires the affirmative vote of the holders of not less than a majority of the Fund's outstanding shares of beneficial interest, entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

  Holders of record of the shares of the Fund at the close of business on October 13, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of October 13, 2000, there were 31,911,589.395 shares of the Fund outstanding.

  To the best knowledge of Investment Series, as of October 13, 2000, no person owned beneficially more than 5% of any class of the Acquiring Fund's outstanding shares. To the best knowledge of Equity Funds, as of October 13, 2000, no person owned beneficially more than 5% of any class of the Fund's outstanding shares.

  As of October 13, 2000, less than 1% of the outstanding shares of each of the Fund and the Acquiring Fund were owned directly or beneficially by the Trustees of Equity Funds or Trustees of Investment Series, respectively.

  Each of the Fund and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive a copy of the most recent Annual Report and any more recent Semi-Annual report for each of the Fund and the Acquiring Fund, without charge, by calling (800) 451-2010 or writing to the Fund or the Acquiring Fund at the address shown at the beginning of this Prospectus/Proxy Statement.

          PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

  The Board of Trustees of Equity Funds, on behalf of the Fund, and the Board of Trustees of Investment Series, on behalf of the Acquiring Fund, including all of the Trustees who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), approved on September 7, 2000 and September 11, 2000, respectively, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund, with the exception of Class B shares of the Fund, which will be exchanged for Class P shares of the Acquiring Fund, which are identical in all respects, and the assumption by the Acquiring Fund of all of the Fund's stated liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Fund in complete liquidation of the Fund and the cancellation of the Fund's outstanding shares; and (c) the termination of the Fund as a series of Equity Funds (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund (with the exception of Class B shares, as noted above) and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of the Acquiring Fund (with the exception of Class B shares, as noted above) having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on December 1, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

  The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Fund should read this entire Prospectus/Proxy Statement carefully.

  Introduction. Like your Fund, the Acquiring Fund is managed by SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney") and Michael Kagan is the individual at SSB Citi responsible for the day-to-day management of both Funds' portfolios. The distributor, custodian and transfer agent of each of the Fund and the Acquiring Fund are identical (although the Acquiring Fund has additionally retained PFS Distributors Inc. as a co-distributor and PFS Shareholder Services as a sub- transfer agent). Whereas your Fund has long-term capital growth as its investment objective, the Acquiring Fund has reasonable growth and income as its investment objective. The Fund has retained KPMG LLP as its independent auditors while the Acquiring Fund has retained Ernst & Young LLP as its independent auditors. However, KPMG LLP will serve as the independent auditors of the Acquiring Fund for the fiscal year 2001.

  If the Plan is consummated, shareholders of the Fund will become shareholders of the corresponding class of the Acquiring Fund, with the exception of Class B shares of the Fund, which will be exchanged for Class P shares of the Acquiring Fund, which are identical in all respects. The Reorganization has been proposed as part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. Specifically, this Reorganization has been proposed because the Funds have substantially similar investment objectives, policies and overall risk characteristics and because some classes of the combined Fund may have a lower total annual expense ratio (while the total annual expense ratio for other classes will not increase).

  After the Reorganization, Shareholders of the Fund will continue to enjoy many of the same shareholder privileges, such as systematic investment, exchange privileges, automatic cash withdrawal, automatic dividend reinvestment, and access to professional service representatives, upon becoming shareholders of the Acquiring Fund. Each Fund generally distributes capital gains, if any, annually. However, the Fund generally pays dividends from net investment income, if any, annually, while the Acquiring Fund pays dividends from net investment income, if any, quarterly. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receives an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

  Proposed Transaction. The aggregate net asset value of each class of voting shares of the Acquiring Fund (the "Shares") issued in exchange for all of the assets and stated liabilities of the corresponding class of the Fund (with the exception of Class B shares, as noted above) will be equal to the net asset value of that class of the Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of Shares to the Fund, the Shares received by the Fund will be distributed pro rata to the shareholders of record of the Fund on the Closing Date and the shares of the Fund will be cancelled.

  For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Trustees of Equity Funds on behalf of the Fund, including the Non-Interested Trustees, has concluded the following:

  -- the Reorganization is in the best interests of the Fund and its shareholders; and

  -- the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

  Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmitting the Plan for shareholder approval and termination and liquidation of the Fund.

  Comparison of Investment Objectives and Policies. The investment objective of the Acquiring Fund is reasonable growth and income. The investment objective of the Fund is long-term capital growth. The Acquiring Fund seeks to achieve its objective by investing primarily in equity securities, including convertible securities, that provide dividend or interest income. The Fund seeks to achieve its objective by investing in common stocks and other equity securities of U.S. companies with market capitalizations in excess of $5 billion at the time of investment. Each Fund employs a style of stock selection that emphasizes individual security selection while spreading investments among industries and sectors. Each Fund compares its performance against the Standard & Poor's 500 Index. The Fund's investment policies and restrictions and overall risk characteristics are substantially similar to those of the Acquiring Fund, except as described in this Prospectus/Proxy Statement. See "Investment Objectives and Policies of the Acquiring Fund and the Fund."

  Each Fund has adopted substantially similar fundamental investment restrictions with respect to its diversified status; underwriting securities; industry concentration; borrowing money; lending money; and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. In addition, each Fund has adopted substantially similar investment restrictions, which are fundamental to the Acquiring Fund and non-fundamental to the Fund, with respect to pledging securities; purchasing securities on margin; investing in a company whose securities are owned by the officers, trustees or manager of the Fund; investments in oil or other mineral interests; investment in companies for purposes of acquiring control or management thereof; and purchasing restricted or illiquid securities. The Acquiring Fund has adopted certain additional fundamental restrictions with respect to, among other things, investing in companies with a record of less than three years' continuous operation, and in securities of alcohol and tobacco manufacturers. Each Fund has also adopted substantially similar non-fundamental investment policies with respect to making short sales of securities. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders.

  While both Funds may borrow money for temporary or emergency purposes, the Fund may borrow up to 33 1/3% of its total assets, whereas the Acquiring Fund may borrow up to 10% of its total assets. The Fund may enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques in an amount up to 33 1/3% of the value of its total assets. Each Fund may enter into repurchase agreements, but the Acquiring Fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. While each Fund may lend portfolio securities, the Acquiring Fund may only lend up to 10% of its total assets.

  Neither Fund may invest in real estate; however, the Fund is not prevented from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

  Each Fund may purchase illiquid securities (including repurchase agreements with maturities of more than seven days). However, the Fund may invest up to 15% of its total assets in such illiquid securities. The Acquiring Fund may invest up to 5% of its assets in restricted securities (this limitation excludes shares of other open-end investment companies owned by the Fund, but includes the Fund's pro rata portion of the securities and other assets owned by any such company, and excludes restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") which the Trustees or SSB Citi under Board approved guidelines may determine are liquid).

  The Fund may not invest in gas exploration or development programs.

  While the Fund may not write or sell puts, call, straddles, spreads or combinations thereof, the Acquiring Fund may not engage in option writing for speculative purposes or purchase call or put options on securities if, as a result, more than 5% of its net assets would be invested in premiums on such options. The Acquiring Fund may (a) write covered call options with respect to any part or all of its portfolio securities, write secured put options, or enter into closing purchase transactions with respect to such options, (b) purchase and sell put options to the extent that the premiums paid for all such options do not exceed 10% of its total assets and only if the Fund owns the securities covered by the put option at the time of purchase, and (c) engage in futures contracts and related options transactions as described herein. The Acquiring Fund may purchase put and call options which are purchased on an exchange in other markets, or currencies and, as developed from time to time, various futures contracts on market indices and other instruments.

  While the Fund may not make short sales of securities or maintain a short position, the Acquiring Fund may make short sales "against the box." A short sale is "against the box" to the extent that the Acquiring Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Acquiring Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Acquiring Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Acquiring Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales. Investors should refer to the respective prospectuses and statements of additional information of the Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

  Because of their similar investment policies the Funds are exposed to similar, but not identical, risks. For example, the prices of equity securities fluctuate based on changes in a company's financial condition and on overall market and economic conditions, and convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Many of the Fund's investments present similar types of risk, which may increase depending on the type of investment. For a more detailed discussion of the principal risks of each Fund, see "Principal Investments and Risk Factors," below.

     INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND AND THE FUND

The Acquiring Fund

  Investment objective. The Acquiring Fund seeks reasonable growth and income.

  Key investments. The Acquiring Fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The Acquiring Fund emphasizes U.S. stocks with large market capitalizations. The Acquiring Fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

  Selection process. SSB Citi emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price."

  First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include:

  . Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector

  . Value characteristics, including low price/earnings ratios and other statistics indicating that a security is undervalued

  Then, the manager uses fundamental qualitative research to verify these equity securities' growth potential. Qualitative factors include:

  . Management with established track records, or favorable changes in current management

  .  Improvement in a company's competitive position

  .  Positive changes in corporate strategy

  These quantitative and qualitative factors, as well as the expected dividends and income, influence the Acquiring Fund's purchases and sales of securities.

  Principal risks of investing in the Acquiring Fund. Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if any of the following occurs:

  .  Stock prices decline generally

  .  Large capitalization companies fall out of favor with investors

  . Companies in which the Acquiring Fund invests suffer unexpected losses or lower than expected earnings

  . The manager's judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

  . The issuer of a debt security owned by the Acquiring Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

  The Acquiring Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

The Fund

  Investment objective. The Fund seeks long-term capital growth.

  Key investments. The Fund invests primarily in common stocks and other equity securities of U.S. companies with market capitalizations in excess of $5 billion at the time of investment. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

  How the manager selects the Fund's investments. The manager emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The manager uses a blend of growth and value oriented investment styles as the basis for its selection process. This approach is commonly described as seeking "growth at a reasonable price."

  The manager uses quantitative analysis to find stocks with strong growth potential and to determine whether these stocks are relatively undervalued or overvalued. The manager looks for:

  . Favorable growth characteristics, such as high historic growth rates and high current or forecasted growth

  . Favorable value characteristics, such as low price/earnings ratios and other statistics indicating that a security is undervalued

  The manager also uses fundamental qualitative research to further evaluate a security's growth potential. The manager looks for:

  . Management with established track records, or favorable changes in current management

  .  Improvement in a company's competitive position

  .  Positive changes in corporate strategy

  In addition to determining stock selection, these quantitative and qualitative factors influence the timing of the Fund's purchases and sales of stocks.

  Principal risks of investing in the Fund. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if:

  .  Stock prices decline generally

  .  Large capitalization companies fall out of favor with investors

  . Companies in which the Fund invests suffer unexpected losses or lower than expected earnings

  . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

  Equity Funds, on behalf of the Fund, and Investment Series, on behalf of the Acquiring Fund, each retain SSB Citi, pursuant to separate contracts, to manage the daily investment and business affairs of each Fund, respectively, subject to the policies established by their respective governing boards. The expenses of each Fund are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

  The Acquiring Fund. The Acquiring Fund's investment manager is SSB Citi, which is located at 7 World Trade Center, New York, New York 10048. SSB Citi selects the Fund's investments and oversees its operations. SSB Citi has been in the investment counseling business since 1968 and renders investment management and administration services to a wide variety of individual, institutional and investment company clients having aggregate assets under management as of June 30, 2000 in excess of $388 billion. SSB Citi and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Under an investment advisory agreement, the Acquiring Fund pays SSB Citi a fee computed daily and paid monthly (as a percentage of average daily net assets) at an aggregate annual rate of 0.65% of the first $1 billion; 0.60% of the next $1 billion; 0.55% of the next $1 billion; 0.50% of the next $1 billion; and 0.45% of the average daily net assets over $4 billion. The total investment management fee incurred and paid by the Acquiring Fund for the fiscal year ended October 31, 1999 was $9,381,462.

  The Acquiring Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of its shares for the fiscal year ended October 31, 1999 is set forth below under "Annual Fund Operating Expenses." SSB Citi projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending October 31, 2000, although some classes of the Acquiring Fund will have lower expense ratios for the year ending October 31, 2001. The actual expense ratio for the Acquiring Fund for the year ending October 31, 2000 may be higher or lower than as set forth below, depending upon the Acquiring Fund's performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

  Michael Kagan, investment officer of SSB Citi and director of Salomon Smith Barney, is responsible for the day-to-day management of the Acquiring Fund's portfolio. Mr. Kagan has more than 17 years of securities business experience. Mr. Kagan assumed management of the Acquiring Fund on August 14, 2000. Prior to this, R. Jay Gerken managed the Acquiring Fund. Mr. Gerken's management discussion and analysis of the Acquiring Fund's performance during the fiscal year ended October 31, 1999 is included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1999.

  The Fund. The Fund's investment manager is also SSB Citi. SSB Citi selects the Fund's investments and oversees its operations. Under an investment advisory agreement, the Fund pays SSB Citi a fee computed daily and paid monthly at the annual rate of 0.45% of the Fund's average daily net assets. SSB Citi also serves as the Fund's Administrator, receiving a fee computed daily and paid monthly at the annual rate of 0.20% of the Fund's average daily net assets. The total investment management fees (advisory and administration) paid by the Fund for the fiscal year ended January 31, 2000 were $3,470,648 and for the six months ended April 30, 2000 was $4,842,647.

  Michael Kagan, investment officer of SSB Citi and director of Salomon Smith Barney, is responsible for the day-to-day management of the Fund's portfolio. Mr. Kagan has more than 17 years of securities business experience. Mr. Kagan assumed management of the Fund on August 14, 2000. Prior to this, R. Jay Gerken managed the Fund. Mr. Gerken's discussion and analysis of the Fund's performance during the fiscal year ended January 31, 2000 is included in the Fund's Annual Report to Shareholders dated January 31, 2000.

  The expenses of the Acquiring Fund and the Fund for the six months ended April 30, 2000 and the fiscal year ended January 31, 2000, respectively, and pro forma expenses following the proposed restructuring are outlined below. As set forth below, as of their most recent fiscal year end, Class A, B, L, O and Y shares of the Fund had a higher management fee than Class A, P, L, O and Y shares of the Acquiring Fund, respectively; Class A and Y shares of the Acquiring Fund had higher, and Class L and O shares of the Acquiring Fund had lower, total annual operating expenses than the corresponding classes of the Fund; and Class P shares of the Acquiring Fund had the same total annual operating expenses as Class B shares of the Fund. As a result of the Reorganization, holders of shares of beneficial interest in Classes A, B, L, O and Y of the Fund will be investing in shares of beneficial interest in Classes A, P, L, O and Y of the Acquiring Fund, respectively, and expenses should be as much as 0.07% lower than those of the relevant class of the Fund.

                        ANNUAL FUND OPERATING EXPENSES

Smith Barney Growth and Income
Fund                              Class A  Class P* Class L* Class O* Class Y*
------------------------------    -------  -------- -------- -------- --------
Shareholder Transaction Expenses
  Maximum sales charge imposed on
   purchases.....................  5.00%     None     1.00%    None     None
    (as a % of offering price)
  Maximum deferred sales charge
   (load)........................  None**    5.00%    1.00%    None     None
    (as a % of the lower of net
    asset value at purchase or
    redemption)
Annual Fund Operating Expenses
  (expenses deducted from fund
   assets)
  Management fees................  0.63%     0.63%    0.63%    0.63%    0.63%
  Distribution and service (12b-
   1) fees.......................  0.25%     0.75%    1.00%    0.70%    None
  Other expenses.................  0.24%     0.23%    0.24%    0.23%    0.10%
                                   ----      ----     ----     ----     ----
TOTAL ANNUAL FUND OPERATING
 EXPENSES........................  1.12%     1.61%    1.87%    1.56%    0.73%
                                   ====      ====     ====     ====     ====

Smith Barney Large Cap Blend Fund      Class A  Class B Class L Class O Class Y
---------------------------------      -------  ------- ------- ------- -------
Shareholder Transaction Expenses
  Maximum sales charge imposed on
   purchases.........................   5.00%    None    1.00%   1.00%   None
    (as a % of offering price)
  Maximum deferred sales charge
   (load)............................   None**   5.00%   1.00%   1.00%   None
    (as a % of the lower of net asset
    value at purchase or redemption)
Annual Fund Operating Expenses
  (expenses deducted from fund
   assets)
  Management fees....................   0.65%    0.65%   0.65%   0.65%   0.65%
  Distribution and service (12b-1)
   fees..............................   0.25%    0.75%   1.00%   0.70%   None
  Other expenses.....................   0.21%    0.21%   0.27%   0.28%   0.06%
                                        ----     ----    ----    ----    ----
TOTAL ANNUAL FUND OPERATING EXPENSES.   1.11%    1.61%   1.92%   1.63%   0.71%
                                        ====     ====    ====    ====    ====

Smith Barney Growth and Income  Pro Forma Pro Forma Pro Forma Pro Forma Pro Forma
Fund (Pro Forma)                 Class A  Class P*  Class L*  Class O*  Class Y*
------------------------------  --------- --------- --------- --------- ---------
Shareholder Transaction
 Expenses
  Maximum sales charge imposed
   on purchases...............    5.00%     None      1.00%     None      None
    (as a % of offering price)
  Maximum deferred sales
   charge (load)..............    None**    5.00%     1.00%     None      None
    (as a % of the lower of
    net asset value at
    purchase or redemption)
Annual Fund Operating Expenses
  (expenses deducted from fund
   assets)
  Management fees.............    0.63%     0.63%     0.63%     0.63%     0.63%
  Distribution and service
   (12b-1) fees...............    0.25%     0.75%     1.00%     0.70%     None
  Other expenses..............    0.23%     0.23%     0.23%     0.23%     0.05%
                                  ----      ----      ----      ----      ----
TOTAL ANNUAL FUND OPERATING
 EXPENSES.....................    1.11%     1.61%     1.86%     1.56%     0.68%
                                  ====      ====      ====      ====      ====

--------
 * Class L and Class Y Shares of the Acquiring Fund became effective as of September 11, 2000. Class O and Class P shares of the Acquiring Fund became effective as of October 10, 2000. The amounts shown are amounts estimated to be charged for the fiscal year ending October 31, 2000. The pro forma expenses for the Acquiring Fund show you what the sales charges and expenses are estimated to be assuming the Reorganization takes place and are based on what estimated combined expenses of the Acquiring Fund would have been for the 12 months ended October 31, 2000.
** You may buy Class A Shares in amounts of $1 million or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

  Examples. These Examples are intended to help you compare the cost of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The Example assumes you invest $10,000 in each Fund for the time periods indicated and that you reinvest all dividends and distributions. The Examples also assume your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although actual Fund expenses can vary from year to year and your actual costs may be higher or lower, based on these assumptions your costs would be:

Smith Barney Growth and Income Fund           1 year 3 years 5 years 10 years*
-----------------------------------           ------ ------- ------- ---------
An Investor would pay the following expenses
 on a $10,000 investment, assuming (1) 5.00%
 annual return and (2) redemption at the end
 of each time period:
  Class A.................................... $ 608   $ 838  $1,086   $1,795
  Class P**.................................. $ 664   $ 808  $  976   $1,777
  Class L**.................................. $ 388   $ 682  $1,101   $2,268
  Class O**.................................. $ 357   $ 588  $  941   $1,938
  Class Y**.................................. $  75   $ 233  $  406   $  906
An investor would pay the following expenses
 on the same investment, assuming the same
 annual return and no redemption:
  Class A.................................... $ 608   $ 838  $1,086   $1,795
  Class P**.................................. $ 164   $ 508  $  876   $1,777
  Class L**.................................. $ 288   $ 682  $1,101   $2,268
  Class O**.................................. $ 257   $ 588  $  941   $1,938
  Class Y**.................................. $  75   $ 233  $  406   $  906

Smith Barney Large Cap Blend Fund             1 year 3 years 5 years 10 years*
---------------------------------             ------ ------- ------- ---------
An Investor would pay the following expenses
 on a $10,000 investment, assuming (1) 5.00%
 annual return and (2) redemption at the end
 of each time period:
  Class A....................................  $608   $835   $1,081   $1,784
  Class B....................................  $664   $808   $  976   $1,777
  Class L....................................  $393   $697   $1,126   $2,321
  Class O....................................  $364   $609   $  978   $2,013
  Class Y....................................  $ 73   $227   $  395   $  883
An investor would pay the following expenses
 on the same investment, assuming the same
 annual return and no redemption:
  Class A....................................  $608   $835   $1,081   $1,784
  Class B....................................  $164   $508   $  876   $1,777
  Class L....................................  $293   $697   $1,126   $2,321
  Class O....................................  $264   $609   $  978   $2,013
  Class Y....................................  $ 73   $227   $  395   $  883

Smith Barney Growth and Income Fund    Pro Forma Pro Forma Pro Forma Pro Forma
(Pro Forma)                             1 year    3 years   5 years  10 years*
-----------------------------------    --------- --------- --------- ---------
An Investor would pay the following
 expenses on a $10,000 investment,
 assuming (1) 5.00% annual return and
 (2) redemption at the end of each
 time period:
  Class A.............................   $608      $835     $1,081    $1,784
  Class P**...........................   $664      $808     $  976    $1,777
  Class L**...........................   $357      $588     $  941    $1,938
  Class O**...........................   $357      $588     $  941    $1,938
  Class Y**...........................   $ 69      $218     $  379    $  847
An investor would pay the following
 expenses on the same investment,
 assuming the same annual return and
 no redemption:
  Class A.............................   $608      $838     $1,086    $1,795
  Class P**...........................   $164      $508     $  876    $1,777
  Class L**...........................   $257      $588     $  941    $1,938
  Class O**...........................   $257      $588     $  941    $1,938
  Class Y**...........................   $ 69      $218     $  379    $  847

--------
 * Ten-year figures for Class B and Class P shares assume conversion of Class B and Class P shares to Class A shares at the end of the eighth year following the date of purchase.
**  The amounts shown are estimated for the periods shown.

  Examples should not be considered representations of past or future expenses. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

  As of June 5, 2000, Salomon Smith Barney and PFS Distributors Inc. ("PFS") distribute shares of the Acquiring Fund, and Salomon Smith Barney distributes shares of the Fund, as principal underwriter and, as such, conduct a continuous offering pursuant to a "best efforts" arrangement requiring Salomon Smith Barney and PFS, as applicable, to take and pay for only such securities as may be sold to the public. Prior to that time, CFBDS, Inc., located at 21 Milk Street, Boston, Massachusetts 02109-5408, acted as distributor of each Fund's shares. With respect to the Acquiring Fund, Salomon Smith Barney has entered into a selling agreement with PFS (on behalf of PFS Investments, Inc.) and with one or more other service agents giving the service agents the rights to sell shares of the Acquiring Fund. Each Fund has adopted plans of distribution under Rule 12b-1 under the 1940 Act (a "Plan").

  With respect to the Fund, Salomon Smith Barney is paid a service fee for Class A and Class B shares at the annual rate of 0.25% of the average daily net assets of the respective Class under the Plan. Salomon Smith Barney is also paid a distribution fee with respect to Class B shares of the Fund at the annual rate of 0.50% of the average daily net assets attributable to that Class. The fees are used by Salomon Smith Barney to pay its financial consultants for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares.

  With respect to Class A shares of the Acquiring Fund, the Acquiring Fund pays PFS Distributors, Inc. and Salomon Smith Barney, as administrative agents for "PFS Accounts" (i.e., accounts held by PFS Shareholder Services, Inc.) and other accounts, respectively (the "Administrative Agents") 0.25% per annum of its average daily net assets attributable to such class of shares as a service fee. The service fee is intended to cover shareholder and account maintenance services provided to Class A shareholders of the Acquiring Fund by financial consultants. Class L shares of the Acquiring Fund are subject to a combined annual distribution fee and service fee at the rate of 1.00% of the Acquiring Fund's aggregate average daily net assets attributable to such class of shares, which fees are paid to the Administrative Agents. Payments are made by the Acquiring Fund under the Class L Plan of 0.25% per annum, and distribution fee payments of 0.75% per annum, of the aggregate average daily net assets attributable to Class L shares. Class O shares of the Acquiring Fund are subject to a combined annual distribution fee and service fee at the rate of 0.70% of the Acquiring Fund's aggregate average daily net assets attributable to such class of shares, which fees are paid to the Administrative Agents. Payments are made by the Acquiring Fund under the Class O Plan of 0.25% per annum, and distribution fee payments of 0.45% per annum, of the aggregate average daily net assets attributable to Class O shares. Class P shares of the Acquiring Fund are subject to a combined annual distribution fee and service fee at the rate of 0.75% of the Acquiring Fund's aggregate average daily net assets attributable to such class of shares, which fees are paid to the Administrative Agents. Payments are made by the Acquiring Fund under the Class P Plan of 0.25% per annum, and distribution fee payments of 0.50% per annum, of the aggregate average daily net assets attributable to Class P shares. The distribution fee payments are used as compensation for sales and promotional activities and marketing of the Class L, Class O and Class P shares of the Acquiring Fund. These expenditures may consist of sales commissions to financial consultants for selling Class L, Class O and Class P shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class L, Class O and Class P shares of the Acquiring Fund and the costs of preparing and distributing promotional materials with respect to the Class L, Class O and Class P shares.

  Class B and Class P shares of the Fund and the Acquiring Fund, respectively, that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. Class 1 shares of the Acquiring Fund, which are not involved in the Reorganization, are also not subject to any distribution fees.

  Payments under the above Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney or PFS Distributors, Inc. and the payments may exceed those distribution expenses actually incurred by the Funds.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

  The purchase, redemption and exchange procedures and privileges with respect to the Fund are substantially similar to those of the Acquiring Fund. While the Acquiring Fund permits telephone redemptions, and does not require signature guarantees for mail redemptions, of $50,000 or less, the Fund limits such amounts to $10,000 or less. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of a Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

  While each Fund generally distributes capital gains, if any, annually, the Fund generally pays dividends from net investment income, if any, annually, while the Acquiring Fund pays dividends from net investment income, if any, quarterly. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Whereas the Acquiring Fund expects distributions to be from income and gain, the Fund expects distributions to be primarily from gain. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

  If the Plan is approved by the Fund's shareholders, then as soon as practicable before the Closing Date, the Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the closing date.

                               TAX CONSEQUENCES

  The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

  General. As described above, the Fund and the Acquiring Fund have similar investment objectives and policies and pursue their respective objectives in a similar manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated February 28, 2000, as amended in September 11, 2000, a copy of which is included herewith, and in the Statement of Additional Information of the Fund and the Acquiring Fund dated October 18, 2000 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

  Because of their similar investment policies, the Funds are exposed to similar, but not identical, risks. The following summarizes those principal investment policies and related risk factors:

  Equity Securities. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  Preferred Stocks and Convertible Securities. The Funds may invest in convertible debt securities and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

  Warrants. Warrants acquired by the Funds entitle them to buy shares from an issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

  REITs. Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

  Corporate Debt Obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

  U.S. Government Securities. The U.S. Government securities in which the Funds may invest include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

  Short-Term Investments. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the Untied States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

  Commercial Paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore, may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

  Illiquid and Restricted Securities. The Fund may invest up to 15% of its assets, and the Acquiring Fund may invest up to 5% of its net assets in securities (excluding those subject to Rule 144A under the 1933 Act), with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days, and (d) securities of new and early stage companies whose securities are not publicly traded.

  Foreign Securities. Each Fund may invest its assets in securities of foreign issuers, including securities denominated in foreign currencies. The Acquiring Fund may invest up to 20% of its assets in foreign securities, while the Fund has no such limit. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by a Fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  ADRs. The Funds may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

  Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. The Acquiring Fund may enter into repurchase agreements only with domestic banks and broker-dealers. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized primarily by the securities subject to repurchase. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and each Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Fund's governing board, the investment adviser monitors the creditworthiness of all issuers with which the Fund enters into repurchase agreements.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, while the Acquiring Fund may not. A reverse repurchase agreement involves the sale of a money market instrument by a Fund and its agreement to repurchase the instrument at a specified time and price. A Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

  Short Term Instruments. The Funds may invest in short term and money market instruments. Money market instruments in which a Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

  Derivative contracts. The Funds may, but need not, use derivative contracts, such as futures and options on securities; securities indices and, with regard to the Acquiring Fund, currencies; options on these futures; forward currency contracts; and interest rate and currency swaps for any of the following purposes:

  . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices or interest rates and, with regard to the Acquiring Fund, also because of changes in currency exchange rates

  .  As a substitute for buying or selling securities

  .  To enhance total return

  A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market or interest rate exposure, and with regard to the Acquiring Fund, currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

  Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

  Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

  Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Defensive investing. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal. A Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

                           THE PROPOSED TRANSACTION

  Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for that number of full and fractional shares of beneficial interest of the corresponding class of the Acquiring Fund, with the exceptions of Class B shares of the Fund, which will be exchanged for Class P shares of the Acquired Fund, which are identical in all respects, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Fund as of the close of regular trading on The New York Stock Exchange, Inc. on the Closing Date. The Acquiring Fund will assume all of the stated liabilities of the Fund. In connection with the Closing, the Fund will distribute the shares of beneficial interest of the corresponding class of the Acquiring Fund (with the exception of Class B shares, as noted above) received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will be terminated as a series of Equity Funds.

  Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional shares of beneficial interest of the corresponding class of the Acquiring Fund (with the exception of Class B shares, as noted above) having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of regular trading on the Closing Date. Each Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Fund's transfer agent for such shareholder. Some of the outstanding shares of beneficial interest of the Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Fund shareholders similarly will be in uncertificated form.

  Until the Closing, shareholders of the Fund will, of course, continue to be able to exchange your shares of the same class of certain Smith Barney funds or redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

  The obligations of Equity Funds, on behalf of the Fund, and Investment Series, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Equity Funds or Investment Series, notwithstanding the approval of the Plan by the shareholders of the Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Fund without obtaining the approval of the Fund's shareholders. The Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

  The Plan provides that the obligations of Equity Funds and of Investment Series are not personally binding upon any of their Trustees, shareholders, nominees, officers, agents, or employees, but binds only the property of the Fund or the Acquiring Fund as provided in the Master Trust Agreement of Equity Funds and the Declaration of Trust of Investment Series, respectively. Moreover, no other series of Equity Funds or Investment Series, respectively, is responsible for the obligations of Equity Funds and of Investment Series under the Plan, and all persons must look only to the assets of the Fund or the Acquiring Fund to satisfy the obligations of Equity Funds and of Investment Series under the Plan. The execution and the delivery of the Plan have been authorized by the Board of Trustees of Equity Funds, on behalf of the Fund, and by the Board of Trustees of Investment Series, on behalf of the Acquiring Fund, and the Plan has been signed by authorized officers of Equity Funds and Investment Series acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

  SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $94,000. Shareholders have no rights of appraisal.

                     REASONS FOR THE PROPOSED TRANSACTION

  Prior to a telephonic meeting of Equity Funds' Board of Trustees held on September 7, 2000, the Trustees, including all of the Non-Interested Trustees, were presented with materials discussing the benefits which would accrue to the shareholders of the Fund if the Fund were to reorganize with and into the Acquiring Fund. These materials and other matters of concern to the Trustees were discussed at the meeting on September 7, 2000, where the Trustees were assisted by independent counsel. For the reasons discussed below, the Board of Trustees of Equity Funds, including all of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

  The proposed combination of the Fund and the Acquiring Fund will allow the shareholders of the Fund to continue to participate in a portfolio governed by similar investment objectives and policies that is professionally managed by SSB Citi. The Board of Trustees of Equity Funds believes that shareholders of the Fund will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

  Enhanced Flexibility with Respect to Portfolio Investments. As stated previously the Reorganization is being proposed as part of a broader initiative by SSB Citi to eliminate duplication and possible confusion in its mutual fund product offerings. SSB Citi believes that the combination of the Funds that have substantially similar investment objectives, policies and overall risk characteristics into a single larger fund may increase economic and other efficiencies for investors and SSB Citi, and may ultimately result in a lower total annual expense ratio for investors. SSB Citi also believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters. As discussed in detail herein, the total operating expenses of the Acquiring Fund are also projected to be following the Closing of the Reorganization either the same or lower than the corresponding expenses incurred by the Fund.

  Lower Fees and Expenses. If the proposed transaction is approved, all shareholders of the Fund may benefit from lower management fees and Class L, O and Y shareholders of the Fund may further benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses".

  As set forth above, as of their most recent fiscal year end, Class A and Y shares of the Acquiring Fund had higher, and Class L and O shares of the Acquiring Fund had lower, total annual operating expenses than the corresponding classes of the Fund; and Class P shares of the Acquiring Fund had the same total annual operating expenses as Class B shares of the Fund. As a result of the Reorganization, however, holders of shares of beneficial interest in Classes A, B L, O and Y of the Fund will be investing in shares of beneficial interest in Classes A, P, L, O and Y of the Acquiring Fund, respectively, and expenses may be as much as 0.07% lower than those of the relevant class of the Fund. If the Reorganization is consummated, the Acquiring Fund's net expense ratio for each class of its shares is estimated to remain unchanged for the year ending October 31, 2000, although some classes of its shares are estimated to have lower net expense ratios for the year ending October 31, 2001. Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would also be spread over a larger asset base.

  Due to a combination of factors, including the relatively small size of the Fund, past and prospective sales of the Fund and current market conditions, the Trustees and management of Equity Funds believe the Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with similar investment objectives and policies. Accordingly, it is recommended that the shareholders of the Fund approve the Reorganization with the Acquiring Fund.

  The Board of Trustees of Equity Funds, in recommending the proposed transaction, considered a number of factors, including the following:

    (1) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of prospectuses, annual reports and other documents required for two Funds), and may, in the future, result in a lower expense ratio;

    (2) a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters;

    (3) the compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Fund;

    (4) the tax-free nature of the Reorganization;

    (5) the potential opportunity for higher income levels and higher annual return;

    (6) the terms and conditions of the Reorganization and that it should not result in a dilution of Fund shareholder interests; and

    (7) the level of costs and expenses to the Fund of the proposed Reorganization.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

  General. The Fund is a diversified series of Equity Funds, a business trust organized under the laws of The Commonwealth of Massachusetts on January 8, 1986, which is registered with the SEC as an open-end management investment company. The Acquiring Fund is a diversified series of Investment Series, a business trust organized under the laws of The Commonwealth of Massachusetts on January 29, 1987, which is registered with the SEC as a diversified, open-end management investment company. The Fund currently offers shares of beneficial interest classified into five Classes: A, B, L, O and Y. The Acquiring Fund currently offers shares of shares of beneficial interest classified into five Classes: A, B, L, Y and 1 and will offer Class O and P shares upon the closing of the Reorganization. Shareholders of Classes A, B, L, O and Y of the Fund will receive shares of Classes A, P, L, O and Y of the Acquiring Fund, respectively. Each Class of shares represents an identical pro rata interest in the relevant Fund's investment portfolio. As a result, the Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class;
(f) the exchange privilege of each Class; and (g) the conversion feature of the Class B and Class P shares of the Fund and the Acquired Fund, respectively.

  Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote.

  Voting Rights. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called by the Trustees for purposes of taking actions on matters requiring shareholder approval, such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. The Trustees of Equity Funds are required to promptly call a shareholder meeting for the purpose of voting on the removal of any Trustee when requested in writing by shareholders holding at least 10% of the outstanding shares of Equity Funds. In the event a sufficient number of shareholders meeting the requirements set forth in the Master Trust Agreement of Equity Funds wish to communicate with other shareholders in order to request a shareholder meeting, the Trustees are required to provide certain information to these shareholders. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Trustee such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

  Board. The By-Laws of Investment Series provide that the term of office of each Trustee shall be from the time of his or her election and qualification until the next annual meeting of shareholders and until his or her successor shall have been elected and shall have qualified. Any Trustee of Investment Series may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Trustees. The Master Trust Agreement of Equity Funds provides that the term of office of each Trustee is unlimited in duration. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Any Trustee may be removed with or without cause at any time by the vote of either two-thirds of the number of Trustees prior to such removal, or by a vote of not less than two-thirds of the outstanding shares then entitled to be cast for the election of Trustees. Vacancies on the Boards of Investment Series or Equity Funds may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Trustees then holding office have been elected by the shareholders.

  Liquidation or Termination. In the event of the liquidation or termination of the Acquiring Fund or the Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Trustees, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

  Liability of Trustees. The Agreement and Declaration of Trust of Investment Series provides that the Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Trustee or officer, except to the extent such exemption is not permitted by law. The Master Trust Agreement of Equity Funds provides that a Trustee or officer of Equity Funds will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. This instrument also provides that each Trustee and officer will be indemnified for the expenses of litigation against them unless it is determined that (i) the Trustee or officer did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of Equity Funds or (ii) his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  Rights of Inspection. The Agreement and Declaration of Trust of Investment Series permits any shareholder of a Fund or his agent to inspect and copy during normal business hours the By-Laws, minutes of the proceedings of shareholders and annual financial statements of the Fund (including a balance sheet and financial statements of operations) on file, at its principal offices. The Master Trust Agreement of Equity Funds provides that records of Equity Funds shall be open to inspection by the Trust's shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

  Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. Each of the Agreement and Declaration of Trust of Investment Series and the Master Trust Agreement of Equity Funds, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by that Fund or its Trustees. Moreover, each of the Agreement and Declaration of Trust of Investment Series and the Master Trust Agreement of Equity Funds provides for indemnification out of each Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of each Fund and each Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is considered by SSB Citi to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself is unable to meet its obligations.

  Shares of beneficial interest in the Acquiring Fund issued to the holders of shares of beneficial interest in the Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

  The foregoing is only a summary of certain characteristics of the operations of Investment Series and Equity Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of trust documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

  The Reorganization is conditioned upon the receipt by Equity Funds, on behalf of the Fund, and by Investment Series, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund, followed by the distribution of such Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Fund's shareholders in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of Acquiring Fund shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of Acquiring Fund shares received by the shareholders of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Acquiring Fund shares received by the shareholders of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of the shareholders of the Fund.

  While neither Equity Funds nor Investment Series is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                     LIQUIDATION AND TERMINATION OF SERIES

  If the Reorganization is effected, the Fund will be liquidated and terminated as a series of Equity Funds, and the Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

  If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Fund), SSB Citi will determine the extent and duration to which the Fund's portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant rebalancing of the Fund's portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of the Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                              PORTFOLIO TURNOVER

  The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the fiscal year ended October 31, 1999 was 53%. The portfolio turnover rate for the Fund for the fiscal year ended January 31, 2000 was 53%.

                        CAPITALIZATION AND PERFORMANCE

  Pro Forma Capitalization (Unaudited). The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Fund as of August 31, 2000 as adjusted giving effect to the Reorganization discussed herein:(1)

                          Growth and   Large Cap     Pro Forma      Pro Forma
                         Income Fund   Blend Fund   Adjustments      Combined
                         ------------ ------------ --------------  ------------
                           (Actual)     (Actual)
Class A
Net Assets.............. $224,136,653 $184,583,509            --   $408,720,162
Net Asset Value Per
 Share.................. $      19.92 $      16.95            --   $      19.92
Shares Outstanding......   11,249,299   10,889,614      9,266,240    20,515,539
Class B (2)(3)
Net Assets.............. $244,845,725 $137,765,891 ($137,765,891)  $244,485,725
Net Asset Value Per
 Share.................. $      19.60 $      16.79            --   $      19.60
Shares Outstanding......   12,493,501    8,203,949     (8,203,949)   12,493,501
Class L (3)
Net Assets..............          --  $  8,615,048            --   $  8,615,048
Net Asset Value Per
 Share.................. $      19.92 $      16.73            --   $      19.92
Shares Outstanding......          --       514,874        432,482       432,482
Class O (3)
Net Assets..............          --  $  4,388,795            --   $  4,388,795
Net Asset Value Per
 Share.................. $      19.92 $      16.79            --   $      19.92
Shares Outstanding......          --       261,337        220,321       220,321
Class P (3)
Net Assets..............          --           --  $  137,765,891  $137,765,891
Net Asset Value Per
 Share.................. $      19.92          --             --   $      19.92
Shares Outstanding......          --           --       6,915,958     6,915,958
Class Y (3)
Net Assets..............          --  $218,752,965            --   $218,752,965
Net Asset Value Per
 Share.................. $      19.92 $      17.05            --   $      19.92
Shares Outstanding......          --    12,829,533     10,981,575    10,981,575

--------
(1) Assumes the Reorganization had been consummated on August 31, 2000, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.
(2) Class B shares of the Fund will be exchanged for Class P shares of the Acquiring Fund.
(3) Assumes subscriptions of Class L, O, P and Y shares in Acquiring fund at Class A NAV.

  Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redemption value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

  The following table reflects the average annual total returns of Class A shares of the Fund and the Acquiring Fund (including sales charges) for the 1, 5 and 10 year and since inception periods, as applicable, ending December 31, 1999:

                                                    The Fund  The Acquiring Fund
                                                    --------  ------------------
Average Annual Total Return:(1)
1-year.............................................    10.32%        10.60%
5-year.............................................    19.07%          N/A
10-year............................................      N/A           N/A
Since Inception....................................    13.71%        20.32%
Inception Date..................................... 11/06/92       8/18/96

--------
(1) The average annual total returns for other classes of each Fund's shares would be similar to the returns of the Class A shares of the relevant Fund, but would differ to the extent that the other class of shares had a higher or lower total annual expense ratio during the relevant periods. For example, the average annual total returns of Class Y Shares of the Fund, which are subject to a lower total annual expense ratio, were as follows (including sales charges): 1-year: 16.65%; 5-year: N/A; 10-year:
     N/A; and since inception 18.12% (1/31/96). Class Y Shares of the Acquiring Fund had not been issued as of the date of this Prospectus/Proxy Statement.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

  As noted above, additional information about Equity Funds, with respect to the Fund, and Investment Series, with respect to the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling (800) 451-2010.

  Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

  Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or, without charge, from the Commission at http://www.sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling (800) 451-2010.

  Interests of certain persons. SSB Citi and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

 THE BOARD MEMBERS OF EQUITY FUNDS RECOMMEND THAT THE SHAREHOLDERS OF THE FUND
                        VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

  General. The cost of preparing, printing and mailing the enclosed proxy card(s) and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter and/or telephone, will be paid by SSB Citi. In addition to solicitation by mail, certain officers and representatives of Equity Funds, officers and employees of SSB Citi and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

  When the Fund records proxies by telephone or via the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

  To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

  Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Equity Funds, c/o Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

  Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Equity Funds and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By order of the Board of Trustees,

                                              Christina T. Sydor
                                                  Secretary

                               INDEX OF EXHIBITS

Exhibit A:  Form of Agreement and Plan of Reorganization

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this     day of October, 2000, between Smith Barney Equity Funds ("Equity
Funds"), a Massachusetts business trust with its principal place of business at 7 World Trade Center, New York, New York 10048, on behalf of its series, the Smith Barney Large Cap Blend Fund (the "Acquired Fund"), and Smith Barney Investment Series ("Investment Series") (formerly Concert Investment Series), a Massachusetts business trust with its principal place of business at 7 World Trade Center, New York, New York 10048, on behalf of its series, the Smith Barney Growth and Income Fund (the "Acquiring Fund") and solely for purposes of Section 10.2 hereof, SSB Citi Fund Management, LLC ("SSB Citi").

  This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of the corresponding class of shares of beneficial interest ($.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), with the exception of Class B shares of the Acquired Fund, which will be exchanged for Class P shares of the Acquiring Fund, which are identical in all respects, the assumption by the Acquiring Fund, of all of the stated liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for the Acquiring Fund Shares, the Assumption of all Acquired Fund Stated Liabilities and the Liquidation of the Acquired Fund

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor
(i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

  1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

  1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

  1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), Equity Funds will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and the Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Equity Funds with respect to the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

  1.6. Ownership of Acquiring Fund Shares will be shown on the books of Investment Series with respect to the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

  1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

  1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2. Valuation

  2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in Investment Series' Agreement and Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

  2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

  2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

  2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.Closing and Closing Date

  3.1. The Closing of the transactions contemplated by this Agreement shall be December 1, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of SSB Citi or at such other place and time as the parties may agree.

  3.2. Equity Funds, on behalf of Acquired Fund, shall deliver to Investment Series, on behalf of the Acquiring Fund, on the Closing Date a schedule of assets.

  3.3. PNC Bank, National Association, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PNC Bank, National Association, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for Acquired Fund to the Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

  3.4. Citi Fiduciary Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. Investment Series, on behalf of the Acquiring Fund, shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

  3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.Representations and Warranties

  4.1. Equity Funds, on behalf of the Acquired Fund, represents and warrants to Investment Series, on behalf of the Acquiring Fund as follows:

    (a) Equity Funds is a voluntary association of the type commonly referred to as a Massachusetts business trust with transferable shares duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under its Master Trust Agreement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

    (b) Equity Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Equity Funds is not, and the execution, delivery and performance of this Agreement by Equity Funds will not result, in violation of Massachusetts law or of its Master Trust Agreement, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended January 31, 2000, have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since January 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Series, on behalf of the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Equity Funds, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Equity Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by Equity Funds, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

  4.2. Investment Series, on behalf of the Acquiring Fund, represents and warrants to Equity Funds, on behalf of the Acquired Fund, as follows:

    (a) Investment Series is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

    (b) Investment Series is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

    (d) Investment Series is not, and the execution, delivery and performance of this Agreement by Investment Series will not result, in violation of Massachusetts law or of its Agreement and Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended October 31, 1999, have been audited by Ernst & Young LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Equity Funds on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

    (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Investment Series and this Agreement will constitute a valid and binding obligation of Investment Series on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (n) The information to be furnished by Investment Series, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Equity Funds, on behalf of the Acquired Fund, for use therein; and

    (q) Investment Series, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5. Covenants of the Acquiring Fund and the Acquired Fund

  5.1. Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

  5.2. Upon reasonable notice, Investment Series' officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

  5.3. Equity Funds, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than November 22, 2000 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

  5.4. Equity Funds, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.5. Equity Funds, on behalf of the Acquired Fund, covenants that it will assist Investment Series in obtaining such information as Investment Series reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide Investment Series with a list of affiliates of the Acquired Fund.

  5.6. Subject to the provisions of this Agreement, Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. Investment Series, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Equity Funds, on behalf of the Acquired Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

  5.8. Equity Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Investment Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Investment Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

  5.9. Investment Series, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Investment Series may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

  5.10. Investment Series, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by Equity Funds, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Equity Funds may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the stated liabilities from the Acquired Fund.

  5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

  5.12. Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. Conditions Precedent to Obligations of the Acquired Fund

  The obligations of Equity Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Investment Series, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1. All representations and warranties of Investment Series, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

  6.2. Investment Series, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Series, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

  6.3. Equity Funds, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) Investment Series has been duly organized and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

    (b) Investment Series, with respect to the Acquiring Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Investment Series' registration statement under the 1940 Act;

    (c) the Agreement has been duly authorized, executed and delivered by Investment Series, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Equity Funds on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of Investment Series, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Agreement and Declaration of Trust, as amended, or By-Laws of Investment Series or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

    (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

    (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Equity Funds, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

  6.4. Investment Series, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7. Conditions Precedent to Obligations of the Acquiring Fund

  The obligations of Investment Series, on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Equity Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

  7.1. All representations and warranties of Equity Funds, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

  7.2. Equity Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Controller of Equity Funds.

  7.3. Equity Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Equity Funds, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

  7.4. Investment Series, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) Equity Funds is a voluntary association of the type commonly referred to as a Massachusetts business trust with transferable shares, validly existing under the laws of The Commonwealth of Massachusetts;

    (b) Equity Funds has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of The Commonwealth of Massachusetts and paid the necessary fees due thereon; and Equity Funds is duly authorized to exercise in The Commonwealth of Massachusetts all of the powers recited in its Declaration of Trust, and to transact business as a registered open-end management investment company in The Commonwealth of Massachusetts;

    (c) the Agreement has been duly authorized, executed and delivered by Equity Funds, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by Investment Series on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of Equity Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Master Trust Agreement, as amended, or By-Laws of Equity Funds or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be based or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound;

    (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

    (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or government's body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Investment Series, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie, Farr & Gallagher appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

  7.5. Equity Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

  If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Master Trust Agreement, as amended, and By-Laws of Equity Funds, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

  8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

  8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Investment Series or Equity Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

  8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

  8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to Equity Funds and Investment Series substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the holders of shares of beneficial interest in the Acquired Fund upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by the holders of shares of beneficial interest in the Acquired Fund will be the same as the basis of the shares of beneficial interest in the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the holders of shares of beneficial interest in the Acquired Fund will include the holding period during which the shares of beneficial interest in the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of beneficial interest in the Acquired Fund were held as capital assets in the hands of the holders of shares of beneficial interest in the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of Equity Funds and Investment Series. Notwithstanding anything herein to the contrary, neither Equity Funds nor Investment Series may waive the condition set forth in this section 8.5.

9.Indemnification

  9.1. Investment Series, on the behalf of the Acquiring Fund, agrees to indemnify and hold harmless Equity Funds and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Equity Funds or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

  9.2. Equity Funds, on behalf of the Acquired Fund, agrees to indemnify and hold harmless Investment Series and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Investment Series or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.Fees and Expenses

  10.1. Each of Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

  10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by SSB Citi. Any such expenses which are so borne by SSB Citi will be solely and directly related to the Reorganization.

11.Entire Agreement; Survival of Warranties

  11.1. Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

  11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

  The covenants to be performed after the Closing and the obligations of each of Investment Series, on behalf of the Acquiring Fund, and Equity Funds, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.Termination

  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.Amendments

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Equity Funds and Investment Series; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section
5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.Notices

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney Equity Funds, 7 World Trade Center, New York, New York 10048, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Smith Barney Investment Series, 7 World Trade Center, New York, New York 10048, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, Attn.: Burton M. Leibert, Esq., or to any other address that Equity Funds or Investment Series shall have last designated by notice to the other party.

15.Headings; Counterparts; Assignment; Limitation of Liability

  15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  15.4. Equity Funds and Investment Series are organized as a Massachusetts business trusts, and references in this Agreement to Equity Funds or to Investment Series mean and refer to the Trustees from time to time serving under the Master Trust Agreement of Equity Funds or the Agreement and Declaration of Trust of Investment Series, as applicable, on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each of Equity Funds and Investment Series conducts its business. It is expressly agreed that the obligations of each of Equity Funds and Investment Series hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of Equity Funds or Investment Series personally, but bind only the property of the Acquired Fund or the Acquiring Fund as provided in the Master Trust Agreement and the Agreement and Declaration of Trust of each of Equity Funds and Investment Series, respectively. Moreover, no series of Equity Funds or Investment Series other than the Acquired Fund or the Acquiring Fund, respectively, shall be responsible for the obligations of Equity Funds or Investment Series hereunder, and all persons shall look only to the assets of the Acquired Fund or the Acquiring Fund to satisfy the obligations of Equity Funds or Investment Series, respectively, hereunder. The execution and the delivery of this Agreement have been authorized by the Board of Trustees of Equity Funds, on behalf of the Acquired Fund, and by the Board of Trustees of Investment Series, on behalf of the Acquiring Fund and this Agreement has been signed by authorized officers of Equity Funds and Investment Series acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund as provided in the Master Trust Agreement or the Agreement and Declaration of Trust of each of Equity Funds or Investment Series, respectively.

  15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or in the case of SSB Citi, an authorized person and attested by its Secretary, Assistant Secretary or in the case of SSB Citi, an authorized person.

Attest:                                   Smith Barney Equity Funds on behalf
                                           of Smith Barney Large Cap Blend
                                           Fund

                                          By: _________________________________
                                            Name:
                                            Title:

Attest:                                   Smith Barney Investment Series on
                                           behalf of Smith Barney Growth and
                                           Income Fund

                                          By: _________________________________
                                            Name:
                                            Title:

Attest:                                   SSB Citi Fund Management LLC

                                          By: _________________________________
                                            Name:
                                            Title:

                      STATEMENT OF ADDITIONAL INFORMATION
                             7 World Trade Center
                           New York, New York 10048
                                (800) 451-2010

                  RELATING TO THE ACQUISITION BY SMITH BARNEY
                 GROWTH AND INCOME FUND (THE "ACQUIRING FUND")
        A SERIES OF SMITH BARNEY INVESTMENT SERIES ("INVESTMENT SERIES")

        OF THE ASSETS OF SMITH BARNEY LARGE CAP BLEND FUND (THE "FUND"), A SERIES OF SMITH BARNEY EQUITY FUNDS ("EQUITY FUNDS").

                             Dated: October 18, 2000

          This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Fund, a series of Equity Funds, to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. The Statement of Additional Information for the Acquiring Fund, dated February 28, 2000, as amended on September 11, 2000, and as amended from time to time.

     2. The Statement of Additional Information for the Fund, dated May 30, 2000, as amended from time to time.

     3. Annual Report of the Acquiring Fund for the year ended October 31, 1999 and the Semi-Annual Report of the Acquiring Fund for the six months ended April 30, 2000.

     4. Annual Report of the Fund for the year ended January 31, 2000 and the Semi- Annual Report of the Fund for the six months ended July 31, 2000.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated October 18, 2000, relating to the above- referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The Annual Report of the Acquiring Fund for the year ended October 31, 1999, the Semi-Annual Report of the Acquiring Fund for the six months ended April 30, 2000 (unaudited), the Annual Report of the Fund for the year ended January 31, 2000 and the Semi-Annual Report of the Fund for the six months ended July 31, 2000 (unaudited), including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and, as applicable, any more recent semi-annual report) without charge, please call (800) 451-2010.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2000, including the unaudited pro forma schedule of investments, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2000 for the Acquiring Fund and the Fund as adjusted giving effect to the Reorganization.

            PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                        AS OF APRIL 30, 2000 (UNAUDITED)

Merger of Smith Barney Large Cap Blend Fund into Smith Barney Growth & Income
Fund


                                                                                     Smith Barney             Smith Barney
                                                                                 Growth & Income Fund     Large Cap Blend Fund
                                                                                ------------------------  ---------------------
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)
April 30, 2000

ASSETS:
Investments, at value (cost $1,199,217,979, $397,562,451
and $1,596,780,430 respectively (Proforma)                                               $1,534,833,343           $540,178,788
Cash                                                                                            618,620                    930
Collateral for securities on loan                                                           143,798,677             69,298,120
Dividends & interest receivable                                                               1,240,001                408,525
Receivable for Fund shares sold                                                                 147,931                228,795
Other assets                                                                                    144,471                      -
                                                                                ------------------------  ---------------------
                                    Total Assets                                          1,680,783,043            610,115,158
                                                                                ------------------------  ---------------------

LIABILITIES:
Payable for securities on loan                                                              143,798,677             69,298,120
Trustees' retirement plan                                                                       317,870                      -
Management fees payable                                                                         773,116                180,331
Administration fees payable                                                                           -                 81,592
Distribution costs payable                                                                      334,330                188,961
Accrued expenses and other liabilities                                                        1,126,635                235,660
Payable for Fund shares purchased                                                                 2,171                      -
                                                                                ------------------------  ---------------------
                                    Total Liabilities                                       146,352,799             69,984,664
                                                                                ------------------------  ---------------------

                                    Net Assets                                           $1,534,430,244           $540,130,494
                                                                                ========================  =====================


NET ASSETS:
Par value of capital shares                                                                    $804,116                $32,637
Capital paid in excess of par value                                                       1,153,047,978            378,158,105
Undistributed net investment income                                                             124,292                753,270
Accumulated net realized gain                                                                44,838,494             18,570,145
Net unrealized appreciation of investments                                                  335,615,364            142,616,337
                                                                                ------------------------  ---------------------

                                    Net Assets                                           $1,534,430,244           $540,130,494
                                                                                ========================  =====================



                                                                                                            Smith Barney
                                                                                                        Growth & Income Fund
                                                                                          Adjustments        (Proforma)
                                                                                         --------------------------------------
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)
April 30, 2000

ASSETS:

Investments, at value (cost $1,199,217,979, $397,562,451
and $1,596,780,430 respectively (Proforma)                                                        -             $2,075,012,131
Cash                                                                                              -                    619,550
Collateral for securities on loan                                                                 -                213,096,797
Dividends & interest receivable                                                                   -                  1,648,526
Receivable for Fund shares sold                                                                   -                    376,726
Other assets                                                                                      -                    144,471
                                                                                         -----------   ------------------------
                                    Total Assets                                                  -              2,290,898,201
                                                                                         -----------   ------------------------

LIABILITIES:
Payable for securities on loan                                                                    -                213,096,797
Trustees' retirement plan                                                                         -                    317,870
Management fees payable                                                                           -                    953,447
Administration fees payable                                                                       -                     81,592
Distribution costs payable                                                                        -                    523,291
Accrued expenses and other liabilities                                                            -                  1,362,295
Payable for Fund shares purchased                                                                 -                      2,171
                                                                                         -----------   ------------------------
                                    Total Liabilities                                             -                216,337,463
                                                                                         -----------   ------------------------

                                    Net Assets                                                    -             $2,074,560,738
                                                                                         ===========   ========================


NET ASSETS:
Par value of capital shares                                                                 249,798 @               $1,086,551
Capital paid in excess of par value                                                        (249,798)@            1,530,956,285
Undistributed net investment income                                                               -                    877,562
Accumulated net realized gain                                                                     -                 63,408,639
Net unrealized appreciation of investments                                                        -                478,231,701
                                                                                         -----------   ------------------------

                                    Net Assets                                                    -             $2,074,560,738
                                                                                         ===========   ========================

@ To adjust for shares issued in connection with the reorganization.

Merger of Smith Barney Large Cap Blend Fund into Smith Barney Growth & Income
Fund

                                                                                                                    Smith Barney
                                                           Smith Barney           Smith Barney                    Growth & Income
                                                           Growth & Income          Large Cap                          Fund
                                                                 Fund              Blend Fund       Adjustments      (Proforma)
                                                                 ----              ----------       -----------      ----------

Outstanding Shares:
-------------------
                        Class 1                                 57,251,229                    -              -         57,251,229
                                                          =================      ===============                  ================
                        Class A                                 10,847,808           10,924,732      9,450,579         20,298,387
                                                          =================      ===============                  ================
                        Class B                                 12,312,538            8,701,294              - **      12,312,538
                                                          =================      ===============                  ================
                        Class L                                          -              475,704        407,533 *          407,533
                                                          =================      ===============                  ================
                        Class O                                          -              271,277        232,969 *          232,969
                                                          =================      ===============                  ================
                        Class P                                          -                    -      7,472,555 **       7,472,555
                                                          =================      ===============                  ================
                        Class Y                                          -           12,264,280     10,679,930 *       10,679,930
                                                          =================      ===============                  ================


Net Asset Value
---------------

                        Class 1 (and redemption price)              $19.13                    -                            $19.13
                                                          =================      ===============
                        Class A (and redemption price)              $19.12               $16.54                            $19.12
                                                          =================      ===============
                        Class B ***                                 $18.85               $16.42                            $18.85
                                                          =================      ===============
                        Class L  ****                                    -               $16.38                            $19.12
                                                          =================      ===============
                        Class O ****                                     -               $16.42                            $19.12
                                                          =================      ===============
                        Class P ***                                      -                    -                            $19.12
                                                          =================      ===============
                        Class Y (and redemption price)                   -               $16.65                            $19.12
                                                          =================      ===============

Maximum Public Offering Price Per Share
---------------------------------------

                        CLASS 1  (NAV plus 9.29% of NAV)            $20.91                    -                            $20.91
                                                          =================      ===============
                        CLASS A  (NAV plus 5.26% of NAV)            $20.13               $17.41                            $20.13
                                                          =================      ===============
                        CLASS L  (NAV plus 1.01% of NAV)                 -               $16.55                            $19.31
                                                          =================      ===============

* Assumes subscriptions of Class L, Y and O shares of acquired fund into respective classes of the acquiring fund at the acquiring fund's Class A NAV.

** Class B of SB Large Cap Blend Fund carries a distribution fee calculated as 0.50% of average net assets, whereas the fee is 0.75% for SB Growth and Income. Accordingly, Class B shares of SB Large Cap Blend Fund will be merged into a newly created Class P in the SB Growth and Income Fund with a 0.50% distribution fee. Class P shares will use the Class A NAV of the acquiring fund.

*** Redemption price is NAV of Class B and P shares reduced by 5.00% CDSC if shares are redeemed within one year from purchase.

**** Redemption price is NAV of Class L and O shares reduced by 1.00% CDSC if shares are redeemed within one year from purchase.



            See accompanying notes to pro forma financial statements.

Merger of Smith Barney Large Cap Blend Fund into Smith Barney Growth & Income
Fund

                                                                                                                    Smith Barney
                                                           Smith Barney           Smith Barney                    Growth & Income
                                                           Growth & Income          Large Cap                          Fund
                                                                 Fund              Blend Fund       Adjustments      (Proforma)
                                                                 ----              ----------       -----------      ----------


PRO FORMA STATEMENT OF OPERATIONS   (Unaudited)
For the 12 months ended April 30, 2000


INVESTMENT INCOME:
              Dividends                                   $19,245,998              $6,837,472                -         $26,083,470
              Interest                                        345,947                 229,486                -             575,433
              Less: Foreign withholding tax                   (12,316)                 (1,731)               -             (14,047)
                                                   -------------------     -------------------   --------------     ---------------
                       Total Investment Income             19,579,629               7,065,227                -          26,644,856

EXPENSES:
              Investment advisory fees                      9,610,641               2,403,530          553,461 (a)      12,567,632
              Distribution fees                             2,526,769               1,690,198                -           4,216,967
              Administration fees                                   -               1,068,236       (1,068,236)(a)               -
              Shareholder and system servicing fees         2,761,953                 429,773                -           3,191,726
              Shareholder communications                      348,033                 120,025          (44,000)(b)         424,058
              Registration fees                               116,618                 171,562          (65,000)(b)         223,180
              Custody                                          64,031                  25,319                -              89,350
              Audit and legal                                  37,325                  61,873          (30,000)(b)          69,198
              Directors' fees                                 123,459                  14,961          (15,000)(b)         123,420
              Other                                            48,066                  38,424           (4,000)(b)               -
                                                   -------------------     -------------------   --------------     ---------------
                       Total Expenses                      15,636,895               6,023,901         (672,775)         20,905,531

NET INVESTMENT INCOME                                       3,942,734               1,041,326          672,775           5,656,835
                                                   -------------------     -------------------   --------------     ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain From:
        Security Transactions                              66,167,517              26,253,701                -          92,421,218
  Net Change in Unrealized Appreciation of Investments    112,462,835              10,927,488                -         123,390,323
                                                   -------------------     -------------------   --------------     ---------------
        Net Gain On Investments                           178,630,352              37,181,189                -         215,811,541

Increase in Net Assets Resulting from Operations         $182,573,086             $38,222,515         $672,775        $221,468,376
                                                   ===================     ===================   ==============     ===============



(a) Reflects consolidation of investment advisory fees and administration fees as well as overall reduction in management fee expense.

(b)    Reflects reductions due to duplicate services.


            See accompanying notes to pro forma financial statements.

SMITH BARNEY LARGE CAP BLEND
STATEMENT OF OPERATIONS
12-Months Ended 4/30/00

                                                                    Balance As Of                                    12-Months
                                                   ---------------------------------------------------------------     Ended
                                                     1/31/99           4/30/99        1/31/00        4/30/00          4/30/00
                                                   ---------------------------------------------------------------------------------
Dividends                                                8,005,263       9,750,705      6,837,179      1,745,735          6,837,472
Interest                                                   745,688         789,714        232,030         41,482            229,486
Less: Foreign withholding tax                              (17,375)        (22,967)        (5,592)        (1,731)            (1,731)

------------------------------------------------------------------------------------------------------------------------------------
              Total Investment Income                    8,733,576      10,517,452      7,063,617      1,785,486          7,065,227
------------------------------------------------------------------------------------------------------------------------------------

Investment advisory fees                                 2,108,469       2,689,246      2,402,756        581,551          2,403,530
Distribution fees                                        1,613,986       2,033,469      1,713,423        396,258          1,690,198
Administration fees                                        937,097       1,195,220      1,067,892        258,467          1,068,236
Shareholder and system servicing fees                      408,139         514,279        434,201        101,712            429,773
Registration fees                                           99,452         124,383        160,328         36,165            171,562
Shareholder communications                                  88,147         103,804        120,542         15,140            120,025
Audit and legal                                             50,865          62,459         62,256         11,211             61,873
Custody                                                     19,248          24,023         24,067          6,027             25,319
Directors' fees                                             24,865          28,605         15,084          3,617             14,961
Other                                                        8,487          10,731         12,050         28,618             38,424
------------------------------------------------------------------------------------------------------------------------------------

              Total Expenses                             5,358,755       6,786,219      6,012,599      1,438,766          6,023,901
------------------------------------------------------------------------------------------------------------------------------------

Net Investment  Income                                   3,374,821       3,731,233      1,051,018        346,720          1,041,326
------------------------------------------------------------------------------------------------------------------------------------

Realized Gain From:
              Security Transactions                     27,308,881      90,693,438     80,409,030      9,229,228         26,253,701
------------------------------------------------------------------------------------------------------------------------------------

              Net Realized Gain                         27,308,881      90,693,438     80,409,030      9,229,228         26,253,701
------------------------------------------------------------------------------------------------------------------------------------

Change in Net Unrealized Appreciation of Investments:
              Beginning of period (4/30/99)                                                                             131,688,849
              End of Period (4/30/00)                                                                                   142,616,337
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Unrealized Appreciation                                                                                  10,927,488
------------------------------------------------------------------------------------------------------------------------------------

Net Gain on Investments and Futures Contracts                                                                            37,181,189

------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                                   38,222,515
------------------------------------------------------------------------------------------------------------------------------------

SMITH BARNEY GROWTH & INCOME
STATEMENT OF OPERATIONS
12-Months Ended 4/30/00


                                                        Balance As Of                                        12-Months
                                                   --------------------------------------------------------    Ended
                                                           4/30/99          10/31/99         4/30/00          4/30/00
                                                   -------------------------------------------------------------------------
Dividends                                                     8,488,911       17,734,607      10,000,302         19,245,998
Interest                                                        915,190        1,114,147         146,990            345,947
Less: Foreign withholding tax                                   (23,443)         (30,911)         (4,848)           (12,316)
----------------------------------------------------------------------------------------------------------------------------

       Total Investment Income                                9,380,658       18,817,843      10,142,444         19,579,629
----------------------------------------------------------------------------------------------------------------------------

Investment advisory fees                                      4,613,468        9,381,462       4,842,647          9,610,641
Distribution fees                                               967,984        2,146,625       1,348,128          2,526,769
Shareholder and system servicing fees                           928,200        2,424,155       1,265,998          2,761,953
Shareholder communications                                      173,992          347,984         174,041            348,033
Directors' fees                                                  51,870          103,740          71,589            123,459
Registration fees                                                50,050          100,100          66,568            116,618
Custody                                                          31,850           63,700          32,181             64,031
Audit and legal                                                  16,926           33,852          20,399             37,325
Other                                                            38,038           76,075          10,029             48,066
----------------------------------------------------------------------------------------------------------------------------

       Total Expenses                                         6,872,378       14,677,693       7,831,580         15,636,895
----------------------------------------------------------------------------------------------------------------------------

Net Investment  Income                                        2,508,280        4,140,150       2,310,864          3,942,734
----------------------------------------------------------------------------------------------------------------------------

Realized Gain From:
       Security Transactions                                223,152,529      242,433,122      46,886,924         66,167,517
       Futures Contracts                                              0                0               0                  0
----------------------------------------------------------------------------------------------------------------------------

       Net Realized Gain                                    223,152,529      242,433,122      46,886,924         66,167,517
----------------------------------------------------------------------------------------------------------------------------

Change in Net Unrealized Appreciation of Investments and Futures Contracts:
       Beginning of period (4/30/99)                                                                            223,152,529
       End of Period (4/30/00)                                                                                  335,615,364
----------------------------------------------------------------------------------------------------------------------------

Increase in Net Unrealized Appreciation                                                                         112,462,835
----------------------------------------------------------------------------------------------------------------------------

Net Gain on Investments and Futures Contracts                                                                   178,630,352
----------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets From Operations                                                                          182,573,086
----------------------------------------------------------------------------------------------------------------------------

SMITH BARNEY LARGE CAP BLEND
SMITH BARNEY GROWTH & INCOME FUND
Average Net Assets Calculation


                                                          SMITH BARNEY GROWTH & INCOME FUND
                                ---------------------------------------------------------------------------------------
                                     Class A               Class B                Class 1                Fund
                                ---------------------------------------------------------------------------------------
Cum. Net Assets 10/31/99         $57,923,665,315.04     $64,293,641,588.30   $420,008,204,462.09   $542,225,511,365.43
Less:  Cum. Net Assets 4/30/99   (26,255,824,237.49)    (28,651,959,700.68)  (209,417,455,366.69)  (264,325,239,304.86)
Add:  Cum. Net Assets 4/30/00     35,571,191,092.00      40,407,223,564.69    203,519,014,714.46    279,497,429,371.15
                                ---------------------------------------------------------------------------------------

Total                            $67,239,032,169.55     $76,048,905,452.31   $414,109,763,809.86   $557,397,701,431.72
                                ---------------------------------------------------------------------------------------
Avg. (5/1/99-4/30/00)(366 days)     $183,713,202.65        $207,783,894.68     $1,131,447,442.10     $1,522,944,539.43
                                =======================================================================================

                                                           SMITH BARNEY LARGE CAP BLEND FUND
                                ----------------------------------------------------------------------------------------
                                     Class A               Class B                Class L               Class O
                                ----------------------------------------------------------------------------------------

Cum. Net Assets 12/31/99         $59,777,921,374.36     $52,218,390,898.72     $1,416,790,302.71     $1,803,377,994.99
Less:  Cum. Net Assets 4/30/99   (15,659,436,062.27)    (13,950,880,807.26)      (216,861,572.47)      (496,372,670.43)
Add:  Cum. Net Assets 4/30/00     16,171,644,950.97      13,032,412,694.26        654,301,792.36        422,166,938.11
                               =========================================================================================

Total                            $60,290,130,263.06     $51,299,922,785.72     $1,854,230,522.60     $1,729,172,262.67
Avg. (5/1/99-4/30/00)(366 days)     $164,727,131.87        $140,163,723.46         $5,066,203.61         $4,724,514.38
                               =========================================================================================

                                        SMITH BARNEY LARGE CAP BLEND FUND
                                ---------------------------------------------
                                       Class Y                  Fund
                                ---------------------------------------------
Cum. Net Assets 12/31/99          $61,690,607,984.53       $176,907,088,555.31
Less:  Cum. Net Assets 4/30/99   (15,738,709,744.20)       (46,062,260,856.63)
Add:  Cum. Net Assets 4/30/00     17,977,540,889.22         48,258,067,264.92
                                =============================================

Total                            $63,929,439,129.55       $179,102,894,963.60
                                ---------------------------------------------
Avg. (5/1/99-4/30/00)(366 days      $174,670,598.71           $489,352,172.03
                                =============================================



                     Notes to Pro Forma Financial Statements

                           April 30, 2000 (unaudited)

1.   General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of all of the assets of Smith Barney Large Cap Blend Fund ("the Acquired Fund") by the Smith Barney Growth & Income Fund ("Fund") in exchange for shares of the Fund and the assumption by the Fund of all of the stated liabilities of the Acquired Fund as described elsewhere in the proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective April 30, 2000. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective May 1, 1999.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Fund and the Acquired Fund which are included in their respective annual reports dated October 31, 1999 and January 31, 2000, respectively. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by SSB Citi Fund Management LLC ("SSBC"), the Fund's and the Acquired Fund's Investment Manager. SSBC is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc.

2.   Significant Accounting Policies

The Fund, a Maryland corporation is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are:

     (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at the bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of relative net assets;

     (h) the fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3.   Pro-Forma Adjustments

The accompanying unaudited pro forma schedule of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on May 1, 1999. Adjustments were made to reduce certain expenses for duplicated services and to reflect the investment advisory agreement of the Fund as if it had been in place on a pro forma basis as of May 1, 1999.

4.   Investment Advisory Agreement and Other Transactions

SSBC acts as investment advisor of the Fund. The fund pays SSBC an advisory fee calculated at an annual rate of its respective average daily net assets as follows: This fee is calculated daily and paid monthly.



     Average Daily     Annual
       Net Assets       Rate
  ==============================
    First $1 Billion    0.65%
  ------------------------------
    Next $1 Billion     0.60%
  ------------------------------
    Next $1 Billion     0.55%
  ------------------------------
    Next $1 Billion     0.50%
  ------------------------------
    Over $4 Billion     0.45%
  ==============================


Citi Fiduciary Trust Company ("CFTC"), a subsidiary of Citigroup, is the Fund's transfer agent. Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as the Fund's distributor.

                            SCHEDULE OF INVESTMENTS


Proforma Schedule of Investments at April 30, 2000 (Unaudited)

                        Smith Barney Large Cap Blend Fund
                       Smith Barney Growth and Income Fund

Proforma Schedule of Investments (unaudited)                     April 30, 2000


    SHARES/FACE AMOUNT                                                   SECURITY
--------------------------------------------------------------------------------------------------------------------------------
     Smith Barney               Smith Barney             Smith Barney
      Growth and                 Large Cap             Growth and Income
        Income                     Blend                 (Proforma) #
--------------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                                         --- 99.9%
Commercial Services                                                                                                  --- 0.9%
                280,000            100,000                   380,000 SUPERVALU INC.
                170,000 +           60,000                   230,000 W.W. Grainger, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Consumer Durables                                                                                                    --- 1.8%
                280,000            100,000                   380,000 Ford Motor Co.
                130,000 +           45,000 +                 175,000 General Motors Corp.
-------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables                                                                                                --- 5.1%
                      -             65,000                    65,000 Anheuser-Busch Cos., Inc.
                175,000             60,000                   235,000 The Coca-Cola Co.
                364,200 +                -                   364,200 ConAgra, Inc.
                280,000                  -                   280,000 General Mills, Inc.
                 65,000             25,000                    90,000 The Gillette Co.
                235,000             80,000                   315,000 Kimberly-Clark Corp.
                365,000            125,000                   490,000 PepsiCo, Inc.
                      -             60,000 +                  60,000 Philip Morris Cos., Inc.
                200,000             70,000                   270,000 The Procter & Gamble Co.
                115,000             40,000                   155,000 The Quaker Oats Co.
                150,000             55,000                   205,000 V. F. Corp.
--------------------------------------------------------------------------------------------------------------------------------
Consumer Services                                                                                                    --- 5.5%
                180,000             60,000                   240,000 Comcast Corp., Class A Shares
                235,000 +           81,580 +                 316,580 Cox Communications, Inc.  *
                184,800             65,000                   249,800 H&R Block, Inc.
                150,000 +           50,000 +                 200,000 Knight-Ridder, Inc.
                130,000 +           45,000                   175,000 McDonald's Corp.
                230,000             85,000                   315,000 The New York Times Co.
                290,000            100,000                   390,000 The Reader's Digest Association,
                                                                      Inc., Class A Shares +
                 83,104             28,906                   112,010 Sabre Holdings Corp.
                275,000             95,000                   370,000 Viacom Inc., Class B Shares  *
                250,000             90,000                   340,000 The Walt Disney Co.
--------------------------------------------------------------------------------------------------------------------------------
Electronic Technology                                                                                                --- 26.0%
                100,000             34,000                   134,000 Applied Materials, Inc. *
                820,000            290,000 +               1,110,000 Cisco Systems, Inc.  *
                170,000             60,000                   230,000 Compaq Computer Corp.
                315,000            110,000                   425,000 Compuware Corp. *
                470,000            165,000 +                 635,000 Dell Computer Corp.  *
                 50,000             18,000                    68,000 EMC Corp. *
                235,000             80,000                   315,000 General Dynamics Corp.
                190,000             65,000                   255,000 Hewlett-Packard Co.
                515,000            180,000                   695,000 Intel Corp.
                280,000 +           95,000                   375,000 International Business Machines Corp.
                115,000             40,000                   155,000 Lexmark International Group, Inc.  *
                255,000 +           90,000                   345,000 Lucent Technologies Inc.
                155,000             55,000                   210,000 Motorola, Inc.
                110,000             40,000                   150,000 Oracle Corp. *
                310,000            110,000                   420,000 SCI Systems, Inc.  *
                205,000             70,000                   275,000 Seagate Technology, Inc.  *
                 95,000 +           35,000 +                 130,000 Siebel Systems, Inc. *



       SECURITY                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                                            Smith Barney              Smith Barney               Smith Barney
                                                             Growth and                Large Cap               Growth and Income
                                                               Income                    Blend                   (Proforma) #
-------------------------------------------------------------------------------------------------------------------------------


 SUPERVALU INC.                                             $ 5,792,500              $ 2,068,750                $ 7,861,250
 W.W. Grainger, Inc.                                          7,373,750                2,602,500                  9,976,250
----------------------------------------------------------------------------------------------------------------------------
                                                             13,166,250                4,671,250                 17,837,500
----------------------------------------------------------------------------------------------------------------------------

 Ford Motor Co.                                              15,312,500                5,468,750                 20,781,250
 General Motors Corp.                                        12,171,250                4,213,125                 16,384,375
----------------------------------------------------------------------------------------------------------------------------
                                                             27,483,750                9,681,875                 37,165,625
----------------------------------------------------------------------------------------------------------------------------

 Anheuser-Busch Cos., Inc.                                            -                4,586,563                  4,586,563
 The Coca-Cola Co.                                            8,235,937                2,823,750                 11,059,687
 ConAgra, Inc.                                                6,874,275                        -                  6,874,275
 General Mills, Inc.                                         10,185,000                        -                 10,185,000
 The Gillette Co.                                             2,405,000                  925,000                  3,330,000
 Kimberly-Clark Corp.                                        13,644,687                4,645,000                 18,289,687
 PepsiCo, Inc.                                               13,390,937                4,585,938                 17,976,875
 Philip Morris Cos., Inc.                                             -                1,312,500                  1,312,500
 The Procter & Gamble Co.                                    11,925,000                4,173,750                 16,098,750
 The Quaker Oats Co.                                          7,496,562                2,607,500                 10,104,062
 V. F. Corp.                                                  4,237,500                1,553,750                  5,791,250
----------------------------------------------------------------------------------------------------------------------------
                                                             78,394,898               27,213,751                105,608,649
----------------------------------------------------------------------------------------------------------------------------
 Comcast Corp., Class A Shares                                7,211,250                2,403,750                  9,615,000
 Cox Communications, Inc.  *                                 10,060,938                3,492,644                 13,553,582
 H&R Block, Inc.                                              7,726,950                2,717,812                 10,444,762
 Knight-Ridder, Inc.                                          7,359,375                2,453,125                  9,812,500
 McDonald's Corp.                                             4,956,250                1,715,625                  6,671,875
 The New York Times Co.                                       9,473,125                3,500,938                 12,974,063
 The Reader's Digest Association, Inc.,
  Class A Shares +                                            9,280,000                3,200,000                 12,480,000
 Sabre Holdings Corp.                                         2,903,446                1,009,903                  3,913,349
 Viacom Inc., Class B Shares  *                              14,953,125                5,165,625                 20,118,750
 The Walt Disney Co.                                         10,828,125                3,898,125                 14,726,250
----------------------------------------------------------------------------------------------------------------------------
                                                             84,752,584               29,557,547                114,310,131
----------------------------------------------------------------------------------------------------------------------------
 Applied Materials, Inc. *                                   10,181,250                3,461,625                 13,642,875
 Cisco Systems, Inc.  *                                      56,849,063               20,105,156                 76,954,219
 Compaq Computer Corp.                                        4,972,500                1,755,000                  6,727,500
 Compuware Corp. *                                            3,957,187                1,381,875                  5,339,062
 Dell Computer Corp.  *                                      23,558,750                8,270,625                 31,829,375
 EMC Corp. *                                                  6,946,875                2,500,875                  9,447,750
 General Dynamics Corp.                                      13,747,500                4,680,000                 18,427,500
 Hewlett-Packard Co.                                         25,650,000                8,775,000                 34,425,000
 Intel Corp.                                                 65,308,438               22,826,250                 88,134,688
 International Business Machines Corp.                       31,255,000               10,604,375                 41,859,375
 Lexmark International Group, Inc.  *                        13,570,000                4,720,000                 18,290,000
 Lucent Technologies Inc.                                    15,857,813                5,596,875                 21,454,688
 Motorola, Inc.                                              18,454,688                6,548,437                 25,003,125
 Oracle Corp. *                                               8,793,125                3,197,500                 11,990,625
 SCI Systems, Inc.  *                                        16,507,500                5,857,500                 22,365,000
 Seagate Technology, Inc.  *                                 10,416,562                3,556,875                 13,973,437
 Siebel Systems, Inc. *                                      11,673,125                4,300,625                 15,973,750



                       See Notes to Financial Statements

Proforma Schedule of Investments (unaudited)                     April 30, 2000


    SHARES/FACE AMOUNT                                                   SECURITY
-----------------------------------------------------------------------------------------------------------------------------------
     Smith Barney               Smith Barney             Smith Barney
      Growth and                 Large Cap             Growth and Income
        Income                     Blend                 (Proforma) #
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Technology                                     (continued)                                                        26.0%
                 95,000             33,000                   128,000 Sun Microsystems, Inc. *
                140,000 +           50,000                   190,000 Telefonaktiebolaget LM Ericsson ADR
                115,000             50,000                   165,000 Teradyne, Inc. *
                 58,000             20,000                    78,000 Texas Instruments Inc.
                350,000            120,000                   470,000 Unisys Corp.  *
                170,000             60,000                   230,000 United Technologies Corp.
------------------------------------------------------------------------------------------------------------------------------------
Energy Minerals                                                                                                           --- 4.8%
                350,000            115,000                   465,000 Conoco Inc., Class A Shares
                290,000            100,000                   390,000 Enron Corp.
                425,000            170,000                   595,000 Exxon Mobil Corp.
                450,000                  -                   450,000 USX-Marathon Group
                      -             85,000                    85,000 Phillips Petroleum Co.
------------------------------------------------------------------------------------------------------------------------------------
Finance                                                                                                                   --- 13.1%
                155,000             55,000                   210,000 A.G. Edwards, Inc.
                250,000             50,000                   300,000 The Allstate Corp.
                 60,000             20,000                    80,000 American International Group, Inc.
                340,000            115,000                   455,000 AXA Financial, Inc.
                265,000             95,000                   360,000 Bank of America Corp.
                242,500 +           85,000                   327,500 The Bear Stearns Companies Inc.
                225,000             80,000                   305,000 The Chase Manhattan Corp.
                145,000 +           50,000                   195,000 CIGNA Corp.
                350,000 +          120,000 +                 470,000 Conseco, Inc.
                105,000             35,000                   140,000 Fannie Mae
                200,000             70,000                   270,000 First Union Corp.
                246,490             85,000                   331,490 FleetBoston Financial Corp.
                115,000 +           40,000 +                 155,000 The Goldman Sachs Group, Inc.
                370,000            125,000                   495,000 GreenPoint Financial Corp.
                 95,000             35,000                   130,000 J.P. Morgan & Co. Inc.
                350,000            115,000                   465,000 KeyCorp
                 60,000             22,000                    82,000 Lehman Brothers Holdings Inc.
                315,000            108,000                   423,000 Morgan Stanley Dean Witter & Co.
                205,000 +           75,000                   280,000 PNC Financial Services Group
                250,001             85,000                   335,001 Starwood Hotels & Resorts Worldwide, Inc.
                325,000            115,000                   440,000 UnionBanCal Corp.
                300,000 +          100,000                   400,000 Washington Mutual, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Health Services                                                                                                           --- 1.2%
                335,000            115,000                   450,000 Columbia/HCA Healthcare Corp.
                125,000 +           45,000                   170,000 Wellpoint Health Networks Inc.  *
------------------------------------------------------------------------------------------------------------------------------------
Health Technology                                                                                                         --- 9.3%
                150,000             50,000                   200,000 Abbott Laboratories
                 60,000             20,000                    80,000 American Home Products Corp.
                310,000 +          110,000                   420,000 Amgen Inc.  *
                 60,000             20,000                    80,000 Baxter International Inc.
                140,000             50,000                   190,000 Biogen, Inc.  *
                225,000             80,000                   305,000 Bristol-Myers Squibb Co.
                 12,000              4,000                    16,000 Edwards Lifesciences Corp. *
                190,000 +           65,000                   255,000 Eli Lilly & Co.
                160,000             55,000                   215,000 Johnson & Johnson
                335,000            115,000                   450,000 Merck & Co., Inc.

                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                        Smith Barney               Smith Barney             Smith Barney
                                                         Growth and                 Large Cap             Growth and Income
                                                           Income                     Blend                 (Proforma) #
----------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc. *                                 $ 8,734,063              $ 3,033,938                  $ 11,768,001
Telefonaktiebolaget LM Ericsson ADR                       12,381,250                4,421,875                    16,803,125
Teradyne, Inc. *                                          12,650,000                5,500,000                    18,150,000
Texas Instruments Inc.                                     9,446,750                3,257,500                    12,704,250
Unisys Corp.  *                                            8,115,625                2,782,500                    10,898,125
United Technologies Corp.                                 10,571,875                3,731,250                    14,303,125
----------------------------------------------------------------------------------------------------------------------------
                                                         399,598,939              140,865,656                   540,464,595
----------------------------------------------------------------------------------------------------------------------------

Conoco Inc., Class A Shares                                8,334,375                2,738,438                    11,072,813
Enron Corp.                                               20,209,375                6,968,750                    27,178,125
Exxon Mobil Corp.                                         33,017,188               13,206,875                    46,224,063
USX-Marathon Group                                        10,490,625                        -                    10,490,625
Phillips Petroleum Co.                                             -                4,032,187                     4,032,187
----------------------------------------------------------------------------------------------------------------------------
                                                          72,051,563               26,946,250                    98,997,813
----------------------------------------------------------------------------------------------------------------------------

A.G. Edwards, Inc.                                         5,831,875                2,069,375                     7,901,250
The Allstate Corp.                                         5,906,250                1,181,250                     7,087,500
American International Group, Inc.                         6,581,250                2,193,750                     8,775,000
AXA Financial, Inc.                                       11,092,500                3,751,875                    14,844,375
Bank of America Corp.                                     12,985,000                4,655,000                    17,640,000
The Bear Stearns Companies Inc.                           10,397,188                3,644,375                    14,041,563
The Chase Manhattan Corp.                                 16,214,062                5,765,000                    21,979,062
CIGNA Corp.                                               11,563,750                3,987,500                    15,551,250
Conseco, Inc.                                              1,903,125                  652,500                     2,555,625
Fannie Mae                                                 6,332,813                2,110,937                     8,443,750
First Union Corp.                                          6,375,000                2,231,250                     8,606,250
FleetBoston Financial Corp.                                8,734,989                3,012,188                    11,747,177
The Goldman Sachs Group, Inc.                             10,723,750                3,730,000                    14,453,750
GreenPoint Financial Corp.                                 6,891,250                2,328,125                     9,219,375
J.P. Morgan & Co. Inc.                                    12,195,625                4,493,125                    16,688,750
KeyCorp                                                    6,475,000                2,127,500                     8,602,500
Lehman Brothers Holdings Inc.                              4,923,750                1,805,375                     6,729,125
Morgan Stanley Dean Witter & Co.                          24,176,250                8,289,000                    32,465,250
PNC Financial Services Group                               8,943,125                3,271,875                    12,215,000
Starwood Hotels & Resorts Worldwide, Inc.                  7,109,403                2,417,187                     9,526,590
UnionBanCal Corp.                                          8,998,438                3,184,063                    12,182,501
Washington Mutual, Inc.                                    7,668,750                2,556,250                    10,225,000
----------------------------------------------------------------------------------------------------------------------------
                                                         202,023,143               69,457,500                   271,480,643
----------------------------------------------------------------------------------------------------------------------------

Columbia/HCA Healthcare Corp.                              9,526,563                3,270,312                    12,796,875
Wellpoint Health Networks Inc.  *                          9,218,750                3,318,750                    12,537,500
----------------------------------------------------------------------------------------------------------------------------
                                                          18,745,313                6,589,062                    25,334,375
----------------------------------------------------------------------------------------------------------------------------

Abbott Laboratories                                        5,765,625                1,921,875                     7,687,500
American Home Products Corp.                               3,371,250                1,123,750                     4,495,000
Amgen Inc.  *                                             17,360,000                6,160,000                    23,520,000
Baxter International Inc.                                  3,907,500                1,302,500                     5,210,000
Biogen, Inc.  *                                            8,233,750                2,940,625                    11,174,375
Bristol-Myers Squibb Co.                                  11,798,437                4,195,000                    15,993,437
Edwards Lifesciences Corp. *                                 180,000                   60,000                       240,000
Eli Lilly & Co.                                           14,689,375                5,025,312                    19,714,687
Johnson & Johnson                                         13,200,000                4,537,500                    17,737,500
Merck & Co., Inc.                                         23,282,500                7,992,500                    31,275,000


                       See Notes to Financial Statements

Proforma Schedule of Investments (unaudited)                     April 30, 2000


    SHARES/FACE AMOUNT                                                              SECURITY
-----------------------------------------------------------------------------------------------------------------------------------
              Smith Barney            Smith Barney                Smith Barney
               Growth and              Large Cap                Growth and Income
                 Income                  Blend                    (Proforma) #
-----------------------------------------------------------------------------------------------------------------------------------
Health Technology                                    (continued)                                                           9.3%
                357,000                  123,000                   480,000 Mylan Laboratories Inc.
                420,000                  145,000 +                 565,000 Pfizer Inc.
                 65,000                   25,000                    90,000 Schering-Plough Corp.
                245,000 +                 85,000                   330,000 Watson Pharmaceuticals, Inc.  *
----------------------------------------------------------------------------------------------------------------------------------
Industrial Services                                                                                                    --- 0.7%
                295,000                  105,000                   400,000 Fluor Corp.
----------------------------------------------------------------------------------------------------------------------------------
Non-Energy Minerals                                                                                                    --- 0.9%
                215,000 +                 75,000 +                 290,000 Alcoa Inc.
----------------------------------------------------------------------------------------------------------------------------------
Process Industries                                                                                                     --- 6.3%
                290,000                  100,000                   390,000 Air Products and Chemicals, Inc.
                110,000 +                 40,000 +                 150,000 The Dow Chemical Co.
                415,000                  145,000                   560,000 General Electric Co.
                300,000                  100,000                   400,000 Rohm and Haas Co.
----------------------------------------------------------------------------------------------------------------------------------
Producer Manufacturing                                                                                                 --- 2.6%
                230,000                   80,000                   310,000 Caterpillar Inc.
                248,000                   85,000                   333,000 Honeywell International Inc.
                200,000 +                 70,000                   270,000 Ingersoll-Rand Co.
                120,000                   40,000                   160,000 Johnson Controls, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Retail Trade                                                                                                           --- 5.5%
                105,000                   35,000                   140,000 Best Buy Co., Inc.  *
                275,000 +                 95,000                   370,000 Federated Department Stores, Inc.  *
                230,000                   80,000                   310,000 The Gap, Inc.
                300,000                  105,000                   405,000 The Home Depot, Inc.
                290,000 +                100,000 +                 390,000 The Limited, Inc.
                345,000                  120,000                   465,000 The TJX Companies, Inc.
                390,000                  135,000                   525,000 Wal-Mart Stores, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Technology Services                                                                                                    --- 6.3%
                330,000                  120,000                   450,000 America Online, Inc.  *
                270,000                   90,000                   360,000 Automatic Data Processing, Inc.
                130,000 +                 40,000                   170,000 BMC Software, Inc.  *
                225,000                   80,000                   305,000 Electronic Data Systems Corp.
                508,493                  175,000                   683,493 Microsoft Corp.  *
                 44,000                   16,000                    60,000 Yahoo! Inc. *
----------------------------------------------------------------------------------------------------------------------------------
Transportation                                                                                                         --- 0.7%
                115,000                   40,000 +                 155,000 AMR Corp.  *
                340,000                  120,000                   460,000 Southwest Airlines Co.
----------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                                              --- 9.2%
                375,000 +                130,000                   505,000 AT&T Corp.
                 40,000                   15,000                    55,000 Bell Atlantic Corp.
                290,000                  105,000                   395,000 BellSouth Corp.
                315,000                  110,000                   425,000 The Coastal Corp.
                180,000 +                 60,000 +                 240,000 DTE Energy Co.
                160,000                   55,000                   215,000 Duke Energy Corp.
                278,000                   95,000                   373,000 Edison International



    SECURITY                                                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                         Smith Barney            Smith Barney                Smith Barney
                                          Growth and              Large Cap                Growth and Income
                                            Income                  Blend                    (Proforma) #
-----------------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories Inc.                  $ 10,129,875              $ 3,490,125             $ 13,620,000
Pfizer Inc.                                17,692,500                6,108,125               23,800,625
Schering-Plough Corp.                       2,620,313                1,007,812                3,628,125
Watson Pharmaceuticals, Inc.  *            11,009,688                3,819,688               14,829,376
--------------------------------------------------------------------------------------------------------
                                          143,240,813               49,684,812              192,925,625
--------------------------------------------------------------------------------------------------------

Fluor Corp.                                 9,900,937                3,524,063               13,425,000
--------------------------------------------------------------------------------------------------------
                                            9,900,937                3,524,063               13,425,000
--------------------------------------------------------------------------------------------------------

Alcoa Inc.                                 13,948,125                4,865,625               18,813,750
--------------------------------------------------------------------------------------------------------
                                           13,948,125                4,865,625               18,813,750
--------------------------------------------------------------------------------------------------------

Air Products and Chemicals, Inc.            9,008,125                3,106,250               12,114,375
The Dow Chemical Co.                       12,430,000                4,520,000               16,950,000
General Electric Co.                       65,258,750               22,801,250               88,060,000
Rohm and Haas Co.                          10,687,500                3,562,500               14,250,000
--------------------------------------------------------------------------------------------------------
                                           97,384,375               33,990,000              131,374,375
--------------------------------------------------------------------------------------------------------

Caterpillar Inc.                            9,070,625                3,155,000               12,225,625
Honeywell International Inc.               13,888,000                4,760,000               18,648,000
Ingersoll-Rand Co.                          9,387,500                3,285,625               12,673,125
Johnson Controls, Inc.                      7,597,500                2,532,500               10,130,000
--------------------------------------------------------------------------------------------------------
                                           39,943,625               13,733,125               53,676,750
--------------------------------------------------------------------------------------------------------

Best Buy Co., Inc.  *                       8,478,750                2,826,250               11,305,000
Federated Department Stores, Inc.  *        9,350,000                3,230,000               12,580,000
The Gap, Inc.                               8,452,500                2,940,000               11,392,500
The Home Depot, Inc.                       16,818,750                5,886,562               22,705,312
The Limited, Inc.                          13,104,375                4,518,750               17,623,125
The TJX Companies, Inc.                     6,619,687                2,302,500                8,922,187
Wal-Mart Stores, Inc.                      21,596,250                7,475,625               29,071,875
--------------------------------------------------------------------------------------------------------
                                           84,420,312               29,179,687              113,599,999
--------------------------------------------------------------------------------------------------------

America Online, Inc.  *                    19,738,125                7,177,500               26,915,625
Automatic Data Processing, Inc.            14,529,375                4,843,125               19,372,500
BMC Software, Inc.  *                       6,085,625                1,872,500                7,958,125
Electronic Data Systems Corp.              15,468,750                5,500,000               20,968,750
Microsoft Corp.  *                         35,467,387               12,206,250               47,673,637
Yahoo! Inc. *                               5,731,000                2,084,000                7,815,000
--------------------------------------------------------------------------------------------------------
                                           97,020,262               33,683,375              130,703,637
--------------------------------------------------------------------------------------------------------
AMR Corp.  *                                3,917,187                1,362,500                5,279,687
Southwest Airlines Co.                      7,373,750                2,602,500                9,976,250
--------------------------------------------------------------------------------------------------------
                                           11,290,937                3,965,000               15,255,937
--------------------------------------------------------------------------------------------------------
AT&T Corp.                                 17,507,812                6,069,375               23,577,187
Bell Atlantic Corp.                         2,370,000                  888,750                3,258,750
BellSouth Corp.                            14,119,375                5,112,187               19,231,562
The Coastal Corp.                          15,809,063                5,520,625               21,329,688
DTE Energy Co.                              5,872,500                1,957,500                7,830,000
Duke Energy Corp.                           9,200,000                3,162,500               12,362,500
Edison International                        5,299,375                1,810,938                7,110,313

                       See Notes to Financial Statements

Proforma Schedule of Investments (unaudited)                     April 30, 2000

    SHARES/FACE AMOUNT                                                              SECURITY
-----------------------------------------------------------------------------------------------------------------------------------
              Smith Barney            Smith Barney                Smith Barney
               Growth and              Large Cap                Growth and Income
                 Income                  Blend                    (Proforma) #
-----------------------------------------------------------------------------------------------------------------------------------
Utilities                                             (continued)                                                            9.2%
                240,000                   80,000                   320,000 GTE Corp.
                430,000                  150,000                   580,000 MCI WorldCom, Inc.  *
                235,000                   95,000                   330,000 PECO Energy Co.
                425,000                  145,000                   570,000 SBC Communications Inc.
                210,000                   75,000                   285,000 Texas Utilities Company
----------------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL COMMON STOCK
                            (Cost  ---  $1,199,217,979, $394,589,451 and $1,593,807,430 respectively(Proforma))
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         --- 0.1%
                      -              $ 2,973,000               $ 2,973,000 JP Morgan Co., 5.720% due 5/1/00; Proceeds at
                                                                           maturity - $2,974,417; (Fully collateralized by U.S.
                                                                           Treasury Notes and Bonds, 6.500% to 11.125% due
                                                                           10/31/01 to 2/15/21 Market value - $3,032,460)
----------------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL REPURCHASE AGREEMENTS
                            (Cost  ---  $2,973,000(Proforma))
----------------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL INVESTMENTS ---100%
                            (Cost  ---  $1,199,217,979, $397,562,451, and $1,596,780,430 respectively(Proforma))
----------------------------------------------------------------------------------------------------------------------------------

    SHARES/FACE AMOUNT                                                               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Smith Barney             Smith Barney                 Smith Barney
                                                            Growth and               Large Cap                 Growth and Income
                                                              Income                   Blend                     (Proforma) #
-----------------------------------------------------------------------------------------------------------------------------------
GTE Corp.                                                 $ 16,260,000              $ 5,420,000                  $ 21,680,000
MCI WorldCom, Inc.  *                                       19,538,125                6,815,625                    26,353,750
PECO Energy Co.                                              9,796,562                3,960,312                    13,756,874
SBC Communications Inc.                                     18,620,330                6,352,812                    24,973,142
Texas Utilities Company                                      7,074,375                2,526,586                     9,600,961
------------------------------------------------------------------------------------------------------------------------------
                                                           141,467,517               49,597,210                   191,064,727
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
(Cost  ---  $1,199,217,979, $394,589,451 and
$1,593,807,430 respectively(Proforma))                   1,534,833,343              537,205,788                 2,072,039,131
------------------------------------------------------------------------------------------------------------------------------
JP Morgan Co., 5.720% due 5/1/00; Proceeds at                        -                2,973,000                     2,973,000
maturity - $2,974,417; (Fully collateralized by U.S.
Treasury Notes and Bonds, 6.500% to 11.125% due
10/31/01 to 2/15/21 Market value - $3,032,460)
------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
(Cost  ---  $2,973,000(Proforma))                                    -                2,973,000                     2,973,000
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS ---100%
(Cost  ---  $1,199,217,979, $397,562,451, and
$1,596,780,430 respectively(Proforma))                 $ 1,534,833,343            $ 540,178,788               $ 2,075,012,131
------------------------------------------------------------------------------------------------------------------------------


+ All or a portion of this security is on loan.
* Non income producing securities.
**Aggregate cost for Federal income tax purposes is substantially the same. # The fund does not anticipate to be required to sell any securities upon completion of the merger.





                       See Notes to Financial Statements